BANC OF AMERICA SECURITIES [LOGO]



--------------------------------------------------------------------------------
RMBS New Issue Term Sheet

$761,567,000 Certificates (approximate)

Asset-Backed Certificates, Series 2003-OPT1
Offered Classes: A-1, A-1A, A-2, M-1, M-2, M-3, M-4, M-5 & M-6

Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager

August 6, 2003




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS


o       Summary of Certificates                                 pp. 3

o       Important Dates and Contacts                            pp. 4

o       Summary of Terms                                        pp. 5

o       Credit Enhancement                                      pp. 7

o       Pass-Through Rates                                      pp. 10

o       Trigger Events                                          pp. 12

o       Yield Maintenance Agreement(s)                          pp. 13

o       Interest and Principal Distributions                    pp. 14

o       Definitions                                             pp. 18

o       Bond Summary                                            pp. 23

o       Cap Schedules                                           pp. 27


Annex A
Collateral Information can be located in the accompanying ABFC 2003-OPT1
Annex A



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                            Summary of Certificates

                                                                      Expected       Expected Last
               Expected                               Expected       Principal         Scheduled
             Approximate     Interest    Principal    WAL (yrs)     Window (mos)      Distribution
  Class         Size*          Type        Type       Call/Mat        Call/Mat           Date**
                                                                                        Call/Mat             Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Moodys      S&P      Fitch
------------------------------------------------------------------------------------------------------------------------------------
  A-1***     454,678,000     Floating       Sen                   Not Offered Hereby***                  Aaa        AAA       AAA
   A-1A       23,710,000     Floating    Sen Mezz    2.57 / 2.78    1-80 / 1-182    Mar-10 / Sep-18      Aaa        AAA       AAA
   A-2       180,919,000     Floating       Sen      2.58 / 2.79    1-80 / 1-182    Mar-10 / Sep-18      Aaa        AAA       AAA
   M-1        42,288,000     Floating      Mezz      4.57 / 5.00   38-80 / 38-138   Mar-10 / Jan-15      Aa2        AA+        AA
   M-2        29,217,000     Floating      Mezz      4.54 / 4.89   37-80 / 37-122   Mar-10 / Sep-13       A2         AA        A+
   M-3        7,689,000      Floating      Mezz      4.53 / 4.76   37-80 / 37-102   Mar-10 / Jan-12       A3         A+        A
   M-4        7,689,000      Floating      Mezz      4.53 / 4.67   37-80 / 37-95    Mar-10 / Jun-11      Baa1        A-        A-
   M-5        7,689,000      Floating      Mezz      4.49 / 4.51   37-80 / 37-85    Mar-10 / Aug-10      Baa2       BBB       BBB+
   M-6        7,688,000      Floating      Mezz                   Not Offered Hereby***                  Baa3       BBB-      BBB
------------------------------------------------------------------------------------------------------------------------------------

*The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

**The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed and other modeling assumptions

***The Class A-1 and Class M-6 Certificates will be offered pursuant to the prospectus, however, will be excluded from this term sheet.


Structure:

(1) The Class A-1 and A-1A Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(2) The margin on the Class A Certificates will double and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.

(3) The Offered Certificates will be subject to a Net WAC Rate as described herein.


                                 Pricing Speed

Adjustable-rate           100% ARM PPC
--------------------------------------------------------------------------------
Mortgage                  Loans 100% ARM PPC assumes that prepayments start at
                          4% CPR in month one, increase by approximately 1.348%
                          each month to 35% CPR in month twenty-four, and remain
                          at 35% CPR thereafter.
--------------------------------------------------------------------------------
Fixed-rate Mortgage       100% FRM PPC

Loans 100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                            Summary of Important Date

Deal Information                                                     Collateral Information
Expected Pricing                08/08/2003                           Cut-off Date                    07/01/2003
Expected Settlement             08/20/2003
First Distribution              08/25/2003
Expected Stepdown               08/25/2006

Bond Information

                                                                                     Expected                 REMIC
    Class                          Initial                           Delay       Last Distribution           Maturity
                 Dated Date      Accrual Days     Accrual Method       Days           Date *                 Date **
     A-1                                                Not Offered Hereby

    A-1A         08/20/2003           0               Act/360            0          03/25/2010              07/01/2033
     A-2         08/20/2003           0               Act/360            0          03/25/2010              07/01/2033
     M-1         08/20/2003           0               Act/360            0          03/25/2010              07/01/2033
     M-2         08/20/2003           0               Act/360            0          03/25/2010              07/01/2033
     M-3         08/20/2003           0               Act/360            0          03/25/2010              07/01/2033
     M-4         08/20/2003           0               Act/360            0          03/25/2010              07/01/2033
     M-5         08/20/2003           0               Act/360            0          03/25/2010              07/01/2033
     M-6                                                                    Not Offered Hereby

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions

** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


                                    Contacts
Banc of America Securities LLC

Mortgage Trading/Syndicate              Tel:  (704) 388-1597
--------------------------
                                        Fax:  (704) 335-5904
Chris Hentemann                         chris.c.hentemann@bankofamerica.com
Jeff Willoughby                         jeff.t.willoughby@bankofamerica.com
Rob Karr                                robert.h.karr@bankofamerica.com
Patrick Beranek                         patrick.beranek@bankofamerica.com
Principal Finance Group                 Fax: (704) 388-9668 (Fax)
-----------------------

Mary Rapoport                           Tel: (704) 387-0998
                                        mary.e.rapoport@bankofamerica.com
Nikki Baldonieri                        Tel:  (704) 388-7508
                                        nicole.baldonieri@bankofamerica.com
Rajneesh Salhotra                       Tel: (704) 386-1540
                                        rajneesh.salhotra@bankofamerica.com
Scott Shultz                            Tel:  (704) 387-6040
                                        scott.m.shultz@bankofamerica.com
Pauwla Rumli                            Tel: (704) 387-1156
                                        pauwla.rumli@bankofamerica.com
Rating Agencies

Joseph Grohotolski - Moody's            (212) 553-4619
Scott Seewald - Fitch                   (212) 908-0838
Bridget Steers - S&P                    (212) 438-2610


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

Title of Securities:               Asset Backed Funding Corporation
                                   Asset Backed Certificates, Series 2003-OPT1, the "Trust"

Offered Certificates:              The Class A-1, Class A-1A and Class A-2
                                   Certificates (the "Class A Certificates") and the Class M-1, Class M-2, Class M-3, Class
                                   M-4, Class M-5 and Class M-6 Certificates
                                   (the "Mezzanine Certificates", and together with the Class A Certificates, the "Offered
                                   Certificates").

Offering Type:                     All the Offered Certificates will be offered
                                   publicly pursuant to a Prospectus

Depositor:                         Asset Backed Funding Corporation

Originator and Master Servicer:    Option One Mortgage Corporation

Trustee and Custodian:             Wells Fargo Bank Minnesota, N.A.

Credit Risk Manager:               The Murrayhill Company

Lead Manager and Bookrunner:       Banc of America Securities LLC

Co-Managers:                       RBS Greenwich Capital and Merrill Lynch,
                                   Pierce, Fenner & Smith Incorporated

Closing Date:                      On or about August [20], 2003

Tax Status:                        The Offered Certificates will be designated
                                   as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:                 All of the Offered Certificates are expected
                                   to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered
                                   Certificates remain in the four highest
                                   rating categories.

SMMEA Eligibility:                 The Offered Certificates are not expected to
                                   constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business day, beginning in August 2003.

Accrued Interest:                  The price to be paid by investors for the
                                   Offered Certificates will not include accrued interest (settle flat).

Day Count:                         With respect to the Offered Certificates,
                                   Actual/360.

Payment Delay:                     With respect to the Offered Certificates 0
                                   days.

Servicing Fee:                     Approximately 0.50% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

Trustee Fee:                       Approximately 0.008% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

Credit Risk Manager Fee:           Approximately 0.0175% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

Cut-Off Date:                      For each Mortgage Loan in the mortgage pool
                                   on the Closing Date, the close of business on July 1, 2003.

Mortgage Loans:                    As of the Cut-off Date, the aggregate
                                   principal balance of the Mortgage Loans was approximately $768,872,067, of which: (i) approximately $557,887,479 consisted of a pool of conforming balance fixed-rate and adjustable-rate Mortgage Loans (the "Group I
                                   Mortgage Loans") and (ii) approximately
                                   $210,984,588 consisted of a pool of
                                   conforming and non-conforming balance
                                   fixed-rate and adjustable-rate mortgage loans
                                   (the "Group II Mortgage Loans" and, together with the Group I Mortgage Loans, the
                                   "Mortgage Loans"). See the accompanying ABFC
                                   2003-OPT1 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination Date:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-Off Date ("Cut-Off Date
                                   Principal Balance").

Monthly Master Servicer Advances:  The Master Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds. The Master Servicer will not make any advances of principal or interest with respect to REO properties.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

Credit Enhancement:                Credit enhancement for the structure is
                                   provided by Excess Cashflow,
                                   overcollateralization, subordination and the
                                   PMI Policy.

                                   Certificate Credit Enhancement

                                   (1) The Class A Certificates are enhanced by Excess Cashflow, approximately 14.25% in subordinate certificates and the Overcollateralization Amount.

                                   (2)  The Class M-1 Certificates are enhanced
                                        by Excess Cashflow, approximately 8.75%
                                        in subordinate certificates and the
                                        Overcollateralization Amount

                                   (3)  The Class M-2 Certificates are enhanced
                                        by Excess Cashflow, approximately 4.95%
                                        in subordinate certificates and the
                                        Overcollateralization Amount.

                                   (4)  The Class M-3 Certificates are enhanced
                                        by Excess Cashflow, approximately 3.95%
                                        in subordinate certificates and the
                                        Overcollateralization Amount.

                                   (5)  The Class M-4 Certificates are enhanced
                                        by Excess Cashflow, approximately 2.95%
                                        in subordinate certificates and the
                                        Overcollateralization Amount.

                                   (6)  The Class M-5 Certificates are enhanced
                                        by Excess Cashflow, approximately 1.95%
                                        in subordinate certificates and the
                                        Overcollateralization Amount.

                                   (7)  The Class M-6 Certificates are enhanced
                                        by Excess Cashflow, and the
                                        Overcollateralization Amount.

PMI Policy:                        The depositor will acquire a mortgage pool
                                   insurance policy, (the "PMI Policy"), on behalf of the Trust on the Closing Date. The
                                   PMI Policy will cover losses, subject to certain limitations and exclusions on approximately 72.71% of those Mortgage Loans in the Trust with loan-to-value ratios in excess of 60%.

Expected Credit Support Percentage:

                          Class  Initial Credit Support  After Stepdown Support
                          -----  ----------------------  ----------------------
                            A           14.25%                   28.50%
                           M-1          8.75%                    17.50%
                           M-2          4.95%                     9.90%
                           M-3          3.95%                     7.90%
                           M-4          2.95%                     5.90%
                           M-5          1.95%                     3.90%
                           M-6          0.95%                     1.90%

Expected Overcollateralization     Prior to the Stepdown Date, the
Target Amount:                     Overcollateralization Target Amount will be
                                   approximately 0.95% of the aggregate
                                   Principal Balance of the Mortgage Loans as of the Cut-off Date. The Overcollateralization
                                   Target Amount on or after the Stepdown Date will be the lesser of approximately (a) 0.95% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date and (b)
                                   1.90% of the aggregate Principal Balance of the Mortgage Loans for the related
                                   Distribution Date, subject to a floor equal to 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date;
                                   provided however, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target
                                   Amount for the previous Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

Overcollateralization Release Amount:  The Overcollateralization Release Amount
                                       means, with respect to any Distribution
                                       Date on or after the Stepdown Date on
                                       which a Trigger Event is not in effect,
                                       the excess, if any, of (i) the
                                       Overcollateralization Amount for such
                                       Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Deficiency       As of any Distribution Date, the
Amount:                                Overcollateralization Deficiency Amount
                                       is the excess, if any, of (a) the
                                       Overcollateralization Target Amount for
                                       such Distribution Date over (b) the
                                       Overcollateralization Amount for such
                                       Distribution Date, calculated for this
                                       purpose after taking into account the
                                       reduction on such Distribution Date of
                                       the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                       Distribution Amount (but not the Extra
                                       Principal Distribution Amount) on such
                                       Distribution Date, but prior to taking
                                       into account any Realized Losses
                                       allocated to any class of Certificates on such Distribution Date.

Overcollateralization Amount:          The Overcollateralization Amount is equal
                                       to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the
                                       Offered Certificates. On the Closing
                                       Date, the Overcollateralization Amount is expected to equal the
                                       Overcollateralization Target Amount. To
                                       the extent the Overcollateralization
                                       Amount is reduced below the
                                       Overcollateralization Target Amount,
                                       Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Available Funds:                       Available Funds will be equal to the sum
                                       of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Master
                                       Servicer or the Trustee: (i) the
                                       aggregate amount of monthly payments on
                                       the Mortgage Loans due on the related Due
                                       Date and received by the Trustee one
                                       business day prior to the Distribution
                                       Date, after deduction of the Trustee Fee for such Distribution Date, the Servicing
                                       Fee for such Distribution Date, the
                                       Credit Risk Manager Fee for such
                                       Distribution Date, the PMI Policy premium for such distribution date and any accrued and unpaid Servicing Fees,
                                       Trustee Fees, and Credit Risk Manager
                                       Fees in respect of any prior Distribution
                                       Dates (ii) unscheduled payments in
                                       respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net
                                       Liquidation Proceeds and proceeds from
                                       repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the
                                       Distribution Date on which the Trust is
                                       to be terminated in accordance with the
                                       Pooling and Servicing Agreement, the
                                       Termination Price and (iv) payments from the Master Servicer in connection with Advances and Prepayment Interest
                                       Shortfalls for such Distribution Date.

Excess Cashflow:                       For the Offered Certificates on each
                                       Distribution Date is equal to the sum of
                                       (x) any Overcollateralization Release
                                       Amount and (y) the excess of the
                                       Available Funds over the sum of (i) the
                                       interest paid on the Offered Certificates and (ii) the Principal Remittance Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

Stepdown Date:                         The earlier to occur of (i) the
                                       Distribution Date on which the aggregate principal balance of the Class A
                                       Certificates has been reduced to zero and
                                       (ii) the later to occur of (a) the
                                       Distribution Date in August 2006 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 28.50%. The Credit
                                       Enhancement Percentage is obtained by
                                       dividing (x) the aggregate Certificate
                                       principal balance of the Mezzanine
                                       Certificates and the
                                       Overcollateralization Amount (before
                                       taking into account distributions of
                                       principal on such distribution date) by
                                       (y) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                               PASS THROUGH RATES

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:

The Formula Rate is the lesser of:

      (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage Rate:             The Adjusted Net Mortgage Rate for each
                                        Mortgage Loan is equal to the mortgage
                                        interest rate less the sum of (i) the
                                        Servicing Fee Rate, (ii) the Trustee Fee
                                        Rate (iii) the Credit Risk Manager Fee
                                        and (iv) the PMI Policy fee

Adjusted Net Maximum Mortgage Rate:     The Adjusted Net Maximum Mortgage Rate
                                        for each Mortgage Loan is equal to the
                                        maximum mortgage interest rate (or the
                                        mortgage interest rate in the case of
                                        any Fixed Rate Mortgage Loan) less the
                                        sum of (i) the Servicing Fee Rate, (ii)
                                        the Trustee Fee Rate (iii) the Credit
                                        Risk Manager Fee and (iv) the PMI Policy fee.

Maximum Cap Rate:

The Maximum Cap Rate for the Class A-1 and A-1A Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Net WAC Rate:

The Net WAC Rate for the Class A-1 and Class A-1A Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans.


                               PASS THROUGH RATES

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                              TRIGGER EVENT

Trigger Event:       A Trigger Event exists with respect to
                     any Distribution Date on or after the
                     Stepdown Date (i) if the three month
                     rolling average of 60+ day delinquent
                     loans (including loans that are in
                     bankruptcy or foreclosure and are 60+
                     days delinquent or that are REO) is
                     greater than [56]% of the senior
                     enhancement percentage or (ii) if the
                     Cumulative Realized Loss Percentage
                     exceeds the values defined below for such Distribution Date:

    Distribution Dates                  Cumulative Realized Loss Percentage
    ------------------                  -----------------------------------
  August 2006 - July 2007                             [2.25]%
  August 2007 - July 2008                             [3.25]%
  August 2008 - July 2009                             [4.00]%
  August 2009 - July 2010                             [4.25]%
   August 2010 and after                              [5.00]%
 *Triggers are subject to change upon approval from Rating Agencies


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                          YIELD MAINTENANCE AGREEMENT

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [Bank of America N.A.] (the "Counterparty") for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [9.25]%. The Yield Maintenance Agreement will terminate after the Distribution Date in [February 2006].

------------------------------------------------------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
------------------------------------------------------------------------------------------------------------------------------
       Period                Notional               Strike                Period              Notional             Strike
------------------------------------------------------------------------------------------------------------------------------
          1              762,700,161               6.35                    16               574,219,906            6.56
          2              755,451,379               6.56                    17               558,323,965            6.35
          3              747,136,656               6.35                    18               542,238,396            6.35
          4              737,771,773               6.56                    19               525,997,879            7.03
          5              727,377,474               6.35                    20               509,637,822            6.35
          6              715,979,446               6.35                    21               493,194,760            8.48
          7              703,608,698               6.79                    22               477,404,764            8.20
          8              690,776,396               6.35                    23               462,135,416            8.47
          9              677,502,294               6.56                    24               447,368,663            8.18
         10              663,807,398               6.35                    25               433,087,577            8.18
         11              649,714,751               6.56                    26               419,275,808            8.44
         12              635,249,321               6.35                    27               405,917,575            8.76
         13              620,437,886               6.35                    28               393,019,055            9.05
         14              605,308,918               6.56                    29               380,542,800            8.74
         15              589,892,451               6.35                    30               368,474,530            8.73
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                             Interest Distributions

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-2 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-2 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-2 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-1, Class A-1A, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements and transfers in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(vii)   any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                            PRINCIPAL DISTRIBUTIONS

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificates principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) concurrently, to the holders of the Class A-1, Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero; and

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                            PRINCIPAL DISTRIBUTIONS

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Class A-1/A-1A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to V(i) below.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

(ii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Class A-1/A-1A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to IV(i) above.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after IV through V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                          EXCESS CASHFLOW DISTRIBUTION

On each Distribution Date, any excess cashflow shall be paid as follows:

 (i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

 (ii)   to the Class A-1A Certificates, any Allocated Realized Loss Amounts;

 (iii)  to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

 (iv)   to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

 (v)    to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

 (vi)   to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

 (vii)  to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

 (viii) to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

 (ix)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

 (x)    to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

 (xi)   to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

 (xii)  to the Class M-5 Certificates, any Allocated Realized Loss Amount

 (xiii) to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

 (xiv)  to the Class M-6 Certificates, any Allocated Realized Loss Amount

 (xv) to the Excess Reserve Fund Account, an amount equal to the excess, if any, of the Net WAC Rate Carryover Amounts, over the sum of any funds on deposit in the Excess Reserve Fund Account and any payments received by the Trustee under the Yield Maintenance Agreement.

 (xvi) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

 (xvii) any remaining amounts to Certificates which are not publicly offered.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Accrued Certificate Interest:          Accrued Certificate Interest for each
                                       Class of Offered Certificates for each
                                       Distribution Date means an amount equal
                                       to the interest accrued during the
                                       related accrual period on the Certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Unpaid Interest Shortfall Amount:      The Unpaid Interest Shortfall Amount
                                       means (i) for each class of Offered
                                       Certificates and the first Distribution
                                       Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first
                                       Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued
                                       Certificate Interest for such class for
                                       the immediately preceding Distribution
                                       Date and (2) the outstanding Unpaid
                                       Interest Shortfall Amount, if any, for
                                       such class for such preceding
                                       Distribution Date exceeds (b) the
                                       aggregate amount distributed on such
                                       class in respect of interest on such
                                       preceding Distribution Date, plus
                                       interest on the amount of interest due
                                       but not paid on the Certificates of such class on such preceding Distribution
                                       Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized Loss Amount:        An Allocated Realized Loss Amount with
                                       respect to any class of the Mezzanine
                                       Certificates or the Class A-1A
                                       Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:                       A Realized Loss is (i) as to any Mortgage
                                       Loan that is liquidated, the unpaid
                                       principal balance thereof less the net
                                       proceeds from the liquidation of, and any insurance proceeds from, such Mortgage
                                       Loan and the related mortgaged property
                                       which are applied to the principal
                                       balance of such Mortgage Loan, (ii) to
                                       the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loans and
                                       (iii) a reduction in the principal
                                       balance of a Mortgage Loan resulting from a modification by the Servicer.

                                       All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the
                                       Overcollateralization Amount, third to
                                       the Class M-6 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates, eighth to the Class M-1 Certificates and ninth, any losses related to the Group I Mortgage Loans, to the Class A-1A Certificates . An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

Class A-1/A-1A Allocation Percentage:  The Class A-1/A-1A Allocation Percentage
                                       for any Distribution Date is the
                                       percentage equivalent of a fraction, the numerator of which is (i) the Group I Principal Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Group I Basic Principal Distribution   The Group I Basic Principal Distribution
Amount:                                Amount means with respect to any
                                       Distribution Date the excess of (i) the
                                       Group I Principal Remittance Amount for
                                       such Distribution Date over (ii) the
                                       product of (a) the Overcollateralization
                                       Release Amount, if any, for such
                                       Distribution Date and (b) the Class
                                       A-1/A-1A Allocation Percentage.

Group I Interest Remittance Amount:    The Group I Interest Remittance Amount
                                       with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group I Principal Distribution         The Group I Principal Distribution Amount
Amount:                                with respect to any Distribution Date is
                                       the sum of (i) the Group I Basic
                                       Principal Distribution Amount for such
                                       Distribution Date and (ii) the product of
                                       (a) the Extra Principal Distribution
                                       Amount for such Distribution Date and (b) the Class A-1/A-1A Allocation Percentage.

Group I Principal Remittance Amount:   The Group I Principal Remittance Amount
                                       means with respect to any Distribution
                                       Date, the sum of (i) all scheduled
                                       payments of principal collected or
                                       advanced on the Group I Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I
                                       Mortgage Loans applied by the Master
                                       Servicer during such Prepayment period,
                                       (iii) the principal portion of all
                                       related Net Liquidation Proceeds and
                                       Insurance Proceeds received during such
                                       Prepayment period with respect to the
                                       Group I Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I
                                       Mortgage Loan, deposited to the
                                       Collection Account during such Prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such Prepayment period with respect to the Group I Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group I Mortgage Loans.

Class A-2 Allocation Percentage:       The Class A-2 Allocation Percentage for
                                       any Distribution Date is the percentage
                                       equivalent of a fraction, the numerator
                                       of which is (i) the Group II Principal
                                       Remittance Amount for such Distribution
                                       Date, and the denominator of which is
                                       (ii) the Principal Remittance Amount for such Distribution Date.

Group II Basic Principal               The Group II Basic Principal Distribution
Distribution Amount:                   Amount means with respect to any
                                       Distribution Date the excess of (i) the
                                       Group II Principal Remittance Amount for such Distribution Date over (ii) the product of (a) the Overcollateralization
                                       Release Amount, if any, for such
                                       Distribution Date and (b) the Class A-2
                                       Allocation Percentage.

Group II Interest Remittance Amount:   The Group II Interest Remittance Amount
                                       with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Group II Principal Distribution        The Group II Principal Distribution
Amount:                                Amount with respect to any Distribution
                                       Date is the sum of (i) the Group II Basic
                                       Principal Distribution Amount for such
                                       Distribution Date and (ii) the product of
                                       (a) the Extra Principal Distribution
                                       Amount for such Distribution Date and (b) the Class A-2 Allocation Percentage.



Group II Principal Remittance Amount:  The Group II Principal Remittance Amount
                                       means with respect to any Distribution
                                       Date, the sum of (i) all scheduled
                                       payments of principal collected or
                                       advanced on the Group II Mortgage Loans
                                       by the Master Servicer that were due
                                       during the related collection period,
                                       (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Master Servicer during such Prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds received during such Prepayment period with respect to the Group II Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group II Mortgage Loan, deposited to the Collection Account during such Prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such Prepayment period with respect to the Group II Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.

Principal Remittance Amount:           The Principal Remittance Amount is the
                                       sum of the Group I Principal Remittance
                                       Amount and the Group II Principal
                                       Remittance Amount.

Principal Distribution Amount:         The Principal Distribution Amount is the
                                       sum of the Group I Principal Distribution
                                       Amount and the Group II Principal
                                       Distribution Amount.

Extra Principal Distribution Amount:   The Extra Principal Distribution Amount
                                       with respect to any Distribution Date is the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

Class A-1/A-1A Principal               The Class A-1/A-1A Principal Distribution
Distribution Amount:                   Amount is equal to the Class A-1/A-1A
                                       Allocation Percentage times the Class A
                                       Principal Distribution Amount.

Class A-2 Principal Distribution       The Class A-2 Principal Distribution
Amount:                                Amount is equal to the Class A-2
                                       Allocation Percentage times the Class A
                                       Principal Distribution Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

                                  DEFINITIONS

Class A Principal Distribution         The Class A Principal Distribution Amount
Amount:                                is an amount equal to the excess of (x)
                                       the Certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.50% and (ii) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                       Prepayment period and (B) the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the last day of the related
                                       collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution       The Class M-1 Principal Distribution
Amount:                                Amount is an amount equal to the excess
                                       of (x) the sum of the Certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Class A Principal Distribution
                                       Amount) and the Class M-1 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 82.50% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                       Prepayment period, minus the product of
                                       (x) 0.50% and (y) the principal balance
                                       of the of the Mortgage Loans as of the
                                       Cut-off Date.

Class M-2 Principal Distribution       The Class M-2 Principal Distribution
Amount:                                Amount is an amount equal to the excess
                                       of (x) the sum of the Certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Class A Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount) and the
                                       Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.10% and (ii) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                       Prepayment period and (B) the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the last day of the related
                                       collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                                       Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

                                  DEFINITIONS

Class M-3 Principal Distribution       The Class M-3 Principal Distribution
Amount:                                Amount is an amount equal to the excess
                                       of (x) the sum of the Certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Class A Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount) and the Class M-3
                                       Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of
                                       (A) the product of (i) approximately
                                       92.10% and (ii) the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                       Loans as of the Cut-off Date.



Class M-4 Principal Distribution       The Class M-4 Principal Distribution
Amount:                                Amount is an amount equal to the excess
                                       of (x) the sum of the Certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Class A Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount), the Class M-3
                                       Certificates (after taking into account
                                       the Class M-3 Principal Distribution
                                       Amount) and the Class M-4 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 94.10% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                       Loans as of the Cut-off Date.

Class M-5 Principal Distribution       The Class M-5 Principal Distribution
Amount:                                Amount is an amount equal to the excess
                                       of (x) the sum of the Certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Class A Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount), the Class M-3
                                       Certificates (after taking into account
                                       the Class M-3 Principal Distribution
                                       Amount), the Class M-4 Certificates
                                       (after taking into account the Class M-4
                                       Principal Distribution Amount) and the
                                       Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.10% and (ii) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                       Prepayment period and (B) the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the last day of the related
                                       collection period, minus the product of
                                       (x) 0.50% and (y) the principal balance
                                       of the of the Mortgage Loans as of the
                                       Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class M-6 Principal Distribution       The Class M-6 Principal Distribution
Amount:                                Amount is an amount equal to the excess
                                       of (x) the sum of the Certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Class A Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount), the Class M-3
                                       Certificates (after taking into account
                                       the Class M-3 Principal Distribution
                                       Amount), the Class M-4 Certificates
                                       (after taking into account the Class M-4
                                       Principal Distribution Amount), the Class
                                       M-5 Certificates (after taking into
                                       account the Class M-5 Principal
                                       Distribution Amount) and the Class M-6
                                       Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of
                                       (A) the product of (i) approximately
                                       98.10% and (ii) the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                       Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               Banc of America Securities [LOGO]
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                                  BOND SUMMARY
                                  to Maturity

Class A-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.73         5.21          3.66          2.78          2.21          1.78           1.41
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             4/25/2033    4/25/2029     4/25/2023      9/25/2018     7/25/2015     4/25/2013     8/25/2011
Payment Windows (mos.)             357          309           237            182           144           117            97

Class A-1A (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.73         5.21          3.66          2.78          2.21          1.78           1.41
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             4/25/2033    4/25/2029     4/25/2023      9/25/2018     7/25/2015     4/25/2013     8/25/2011
Payment Windows (mos.)             357          309           237            182           144           117            97

Class A-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.71         5.22          3.66          2.79          2.21          1.78           1.41
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             4/25/2033    4/25/2029     4/25/2023      9/25/2018     7/25/2015     4/25/2013     8/25/2011
Payment Windows (mos.)             357          309           237            182           144           117            97

Class M-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.09         9.37          6.48          5.00          4.32          4.15           4.73
First Principal Date            3/25/2025    12/25/2007    8/25/2006      9/25/2006    11/25/2006     2/25/2007     6/25/2007
Last Principal Date             2/25/2033    10/25/2024    10/25/2018     1/25/2015     8/25/2012    11/25/2010     10/25/2009
Payment Windows (mos.)              96          203           147            101           70            46             29

Class M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.08        9.23           6.36          4.89          4.14          3.79           3.73
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     12/25/2006
Last Principal Date            12/25/2032    8/25/2022     1/25/2017      9/25/2013     7/25/2011    12/25/2009     11/25/2008
Payment Windows (mos.)             94           177           126            86            59            39             24

Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.06        9.05           6.23          4.76          4.01          3.62           3.47
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     11/25/2006
Last Principal Date             9/25/2032   12/25/2019     12/25/2014     1/25/2012     3/25/2010    12/25/2008     1/25/2008
Payment Windows (mos.)             91           145           101            66            43            27             15

Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.03        8.88           6.10          4.67          3.94          3.53           3.35
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006     9/25/2006     10/25/2006
Last Principal Date             7/25/2032   10/25/2018     2/25/2014      6/25/2011    10/25/2009     8/25/2008     10/25/2007
Payment Windows (mos.)             89           131            91            59            38            24             13


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               Banc of America Securities [LOGO]
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Class M-5 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96        8.57           5.88          4.51          3.78          3.41           3.21
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     8/25/2006     9/25/2006     9/25/2006
Last Principal Date             4/25/2032    5/25/2017     1/25/2013      8/25/2010     2/25/2009     2/25/2008     5/25/2007
Payment Windows (mos.)             86           114            78            49            31            18             9

Class M-6 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.63        7.77           5.33          4.10          3.46          3.14           3.06
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     8/25/2006     8/25/2006     8/25/2006
Last Principal Date             9/25/2031    3/25/2015     7/25/2011      7/25/2009     4/25/2008     6/25/2007     10/25/2006
Payment Windows (mos.)             79           88             60            36            21            11             3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               Banc of America Securities [LOGO]
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                                  BOND SUMMARY
                                    To Call

Class A-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.67         4.85          3.38          2.57          2.04          1.65           1.37
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             342          155           107            80            63            52             43

Class A-1A (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.67         4.85          3.38          2.57          2.04          1.65           1.37
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             342          155           107            80            63            52             43

Class A-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.66         4.85          3.38          2.58          2.04          1.65           1.37
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             342          155           107            80            63            52             43

Class M-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96         8.60          5.91          4.57          3.99          3.89           3.51
First Principal Date            3/25/2025    12/25/2007    8/25/2006      9/25/2006    11/25/2006     2/25/2007     2/25/2007
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)              83          103            71            43            24            10             1

Class M-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96        8.60           5.91          4.54          3.87          3.58           3.49
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     12/25/2006
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             83           103            71            44            26            14             3

Class M-3 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96        8.60           5.91          4.53          3.82          3.48           3.35
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     11/25/2006
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             83           103            71            44            26            14             4

Class M-4 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.96         8.60         5.91           4.53          3.82          3.45          3.28
First Principal Date             3/25/2025    12/25/2007    8/25/2006     8/25/2006      9/25/2006     9/25/2006    10/25/2006
Last Principal Date              1/25/2032    6/25/2016     6/25/2012     3/25/2010     10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)               83          103           71             44            26            15             5


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               Banc of America Securities [LOGO]
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Class M-5 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.94        8.53          5.86           4.49          3.76          3.40          3.20
First Principal Date             3/25/2025   12/25/2007     8/25/2006     8/25/2006      8/25/2006     9/25/2006     9/25/2006
Last Principal Date              1/25/2032    6/25/2016     6/25/2012     3/25/2010     10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)              83           103           71             44            27            15             6

Class M-6 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.63        7.77          5.33           4.10          3.46          3.14          3.06
First Principal Date             3/25/2025   12/25/2007     8/25/2006     8/25/2006      8/25/2006     8/25/2006     8/25/2006
Last Principal Date              9/25/2031    3/25/2015     7/25/2011     7/25/2009      4/25/2008     6/25/2007    10/25/2006
Payment Windows (mos.)              79           88            60             36            21            11             3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               Banc of America Securities [LOGO]
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE
                          Class A-1/A-1A Certificates

------------------------------------------------------------------------------------------------------------------------------------
                            Net WAC      Net WAC     Effective Net                            Net WAC      Net WAC    Effective Net
   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)   Period      Pay Date    Rate(1)      Rate(2)   WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
     1        8/25/2003       n/a           n/a            n/a           41       12/25/2006      6.54        10.33          10.33
     2        9/25/2003       6.35         6.35           9.25           42       1/25/2007       6.32         9.98          9.98
     3        10/25/2003      6.56         6.56           9.25           43       2/25/2007       6.32         9.96          9.96
     4        11/25/2003      6.35         6.35           9.25           44       3/25/2007       7.00        11.01          11.01
     5        12/25/2003      6.56         6.56           9.25           45       4/25/2007       6.32         9.93          9.93
     6        1/25/2004       6.35         6.35           9.25           46       5/25/2007       6.53        10.30          10.30
     7        2/25/2004       6.35         6.35           9.25           47       6/25/2007       6.32         9.95          9.95
     8        3/25/2004       6.79         6.79           9.25           48       7/25/2007       6.53        10.26          10.26
     9        4/25/2004       6.35         6.35           9.25           49       8/25/2007       6.31         9.91          9.91
     10       5/25/2004       6.56         6.56           9.25           50       9/25/2007       6.31         9.89          9.89
     11       6/25/2004       6.35         6.35           9.25           51       10/25/2007      6.52        10.20          10.20
     12       7/25/2004       6.56         6.56           9.25           52       11/25/2007      6.31         9.91          9.91
     13       8/25/2004       6.35         6.35           9.25           53       12/25/2007      6.52        10.22          10.22
     14       9/25/2004       6.35         6.35           9.25           54       1/25/2008       6.31         9.87          9.87
     15       10/25/2004      6.56         6.56           9.25           55       2/25/2008       6.31         9.85          9.85
     16       11/25/2004      6.35         6.35           9.25           56       3/25/2008       6.74        10.51          10.51
     17       12/25/2004      6.56         6.56           9.25           57       4/25/2008       6.31         9.81          9.81
     18       1/25/2005       6.35         6.35           9.25           58       5/25/2008       6.51        10.12          10.12
     19       2/25/2005       6.35         6.35           9.25           59       6/25/2008       6.30         9.78          9.78
     20       3/25/2005       7.03         7.03           9.25           60       7/25/2008       6.51        10.08          10.08
     21       4/25/2005       6.35         6.35           9.25           61       8/25/2008       6.30         9.74          9.74
     22       5/25/2005       6.56         8.48           9.25           62       9/25/2008       6.30         9.72          9.72
     23       6/25/2005       6.34         8.20           9.25           63       10/25/2008      6.51        10.02          10.02
     24       7/25/2005       6.56         8.47           9.25           64       11/25/2008      6.30         9.68          9.68
     25       8/25/2005       6.34         8.18           9.25           65       12/25/2008      6.50         9.98          9.98
     26       9/25/2005       6.34         8.18           9.25           66       1/25/2009       6.29         9.64          9.64
     27       10/25/2005      6.55         8.44           9.25           67       2/25/2009       6.29         9.62          9.62
     28       11/25/2005      6.34         8.76           9.25           68       3/25/2009       6.97        10.63          10.63
     29       12/25/2005      6.55         9.05           9.25           69       4/25/2009       6.29         9.59          9.59
     30       1/25/2006       6.34         8.74           9.25           70       5/25/2009       6.50         9.88          9.88
     31       2/25/2006       6.34         8.73           9.25           71       6/25/2009       6.29         9.55          9.55
     32       3/25/2006       7.01         9.66           9.66           72       7/25/2009       6.50         9.84          9.84
     33       4/25/2006       6.33         8.71           8.71           73       8/25/2009       6.28         9.51          9.51
     34       5/25/2006       6.54         9.78           9.78           74       9/25/2009       6.28         9.49          9.49
     35       6/25/2006       6.33         9.45           9.45           75       10/25/2009      6.49         9.78          9.78
     36       7/25/2006       6.54         9.75           9.75           76       11/25/2009      6.28         9.45          9.45
     37       8/25/2006       6.33         9.42           9.42           77       12/25/2009      6.49         9.74          9.74
     38       9/25/2006       6.33         9.41           9.41           78       1/25/2010       6.28         9.41          9.41
     39       10/25/2006      6.54         9.71           9.71           79       2/25/2010       6.28         9.39          9.39
     40       11/25/2006      6.33         10.01          10.01          80       3/25/2010       6.95        10.38          10.38
                                                                         81       4/25/2010       n/a          9.35          9.35
------------------------------------------------------------------------------------------------------------------------------------

      (1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.200%, and is run at the pricing speed to call.

      (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

      (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               Banc of America Securities [LOGO]
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE
                             Class A-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                           Net WAC      Net WAC     Effective Net                             Net WAC      Net WAC    Effective Net
   Period     Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)   Period      Pay Date     Rate(1)      Rate(2)   WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
     1        8/25/2003       n/a           n/a            n/a           41       12/25/2006      6.56        10.36          10.36
     2        9/25/2003       6.35         6.35           9.25           42       1/25/2007       6.35        10.01          10.01
     3        10/25/2003      6.56         6.56           9.25           43       2/25/2007       6.35         9.99          9.99
     4        11/25/2003      6.35         6.35           9.25           44       3/25/2007       7.03        11.05          11.05
     5        12/25/2003      6.56         6.56           9.25           45       4/25/2007       6.35         9.96          9.96
     6        1/25/2004       6.35         6.35           9.25           46       5/25/2007       6.56        10.33          10.33
     7        2/25/2004       6.35         6.35           9.25           47       6/25/2007       6.35         9.98          9.98
     8        3/25/2004       6.79         6.79           9.25           48       7/25/2007       6.56        10.29          10.29
     9        4/25/2004       6.35         6.35           9.25           49       8/25/2007       6.35         9.94          9.94
     10       5/25/2004       6.56         6.56           9.25           50       9/25/2007       6.35         9.93          9.93
     11       6/25/2004       6.35         6.35           9.25           51       10/25/2007      6.56        10.24          10.24
     12       7/25/2004       6.56         6.56           9.25           52       11/25/2007      6.34         9.93          9.93
     13       8/25/2004       6.35         6.35           9.25           53       12/25/2007      6.56        10.25          10.25
     14       9/25/2004       6.35         6.35           9.25           54       1/25/2008       6.34         9.90          9.90
     15       10/25/2004      6.56         6.56           9.25           55       2/25/2008       6.34         9.88          9.88
     16       11/25/2004      6.35         6.35           9.25           56       3/25/2008       6.78        10.54          10.54
     17       12/25/2004      6.56         6.56           9.25           57       4/25/2008       6.34         9.85          9.85
     18       1/25/2005       6.35         6.35           9.25           58       5/25/2008       6.56        10.16          10.16
     19       2/25/2005       6.35         6.35           9.25           59       6/25/2008       6.34         9.81          9.81
     20       3/25/2005       7.03         7.03           9.25           60       7/25/2008       6.55        10.12          10.12
     21       4/25/2005       6.35         6.35           9.25           61       8/25/2008       6.34         9.77          9.77
     22       5/25/2005       6.56         8.51           9.28           62       9/25/2008       6.34         9.76          9.76
     23       6/25/2005       6.35         8.23           9.28           63       10/25/2008      6.55        10.06          10.06
     24       7/25/2005       6.56         8.50           9.28           64       11/25/2008      6.34         9.72          9.72
     25       8/25/2005       6.35         8.22           9.29           65       12/25/2008      6.55        10.02          10.02
     26       9/25/2005       6.35         8.21           9.28           66       1/25/2009       6.34         9.68          9.68
     27       10/25/2005      6.56         8.47           9.28           67       2/25/2009       6.34         9.66          9.66
     28       11/25/2005      6.35         8.81           9.30           68       3/25/2009       7.02        10.68          10.68
     29       12/25/2005      6.56         9.09           9.29           69       4/25/2009       6.34         9.63          9.63
     30       1/25/2006       6.35         8.79           9.30           70       5/25/2009       6.55         9.93          9.93
     31       2/25/2006       6.35         8.78           9.30           71       6/25/2009       6.34         9.59          9.59
     32       3/25/2006       7.03         9.71           9.71           72       7/25/2009       6.55         9.89          9.89
     33       4/25/2006       6.35         8.76           8.76           73       8/25/2009       6.34         9.55          9.55
     34       5/25/2006       6.56         9.81           9.81           74       9/25/2009       6.34         9.54          9.54
     35       6/25/2006       6.35         9.48           9.48           75       10/25/2009      6.55         9.83          9.83
     36       7/25/2006       6.56         9.78           9.78           76       11/25/2009      6.34         9.50          9.50
     37       8/25/2006       6.35         9.45           9.45           77       12/25/2009      6.55         9.80          9.80
     38       9/25/2006       6.35         9.44           9.44           78       1/25/2010       6.34         9.46          9.46
     39       10/25/2006      6.56         9.74           9.74           79       2/25/2010       6.34         9.44          9.44
     40       11/25/2006      6.35         10.04          10.04          80       3/25/2010       7.02        10.43          10.43
                                                                         81       4/25/2010       n/a          9.41          9.41
------------------------------------------------------------------------------------------------------------------------------------

      (1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.200%, and is run at the pricing speed to call.

      (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

      (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               Banc of America Securities [LOGO]
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE
                               Mezzanine Schedule

------------------------------------------------------------------------------------------------------------------------------------
                           Net WAC       Net WAC      Effective Net                            Net WAC     Net WAC    Effective Net
  Period      Pay Date     Rate(1)       Rate(2)     WAC Rate(2) (3)   Period     Pay Date     Rate(1)     Rate(2)   WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
     1        8/25/2003       n/a           n/a             n/a           41      12/25/2006      6.54        10.34          10.34
     2        9/25/2003       6.35          6.35           9.25           42      1/25/2007       6.33         9.99          9.99
     3        10/25/2003      6.56          6.56           9.25           43      2/25/2007       6.33         9.97          9.97
     4        11/25/2003      6.35          6.35           9.25           44      3/25/2007       7.01        11.02          11.02
     5        12/25/2003      6.56          6.56           9.25           45      4/25/2007       6.33         9.93          9.93
     6        1/25/2004       6.35          6.35           9.25           46      5/25/2007       6.54        10.30          10.30
     7        2/25/2004       6.35          6.35           9.25           47      6/25/2007       6.33         9.95          9.95
     8        3/25/2004       6.79          6.79           9.25           48      7/25/2007       6.54        10.27          10.27
     9        4/25/2004       6.35          6.35           9.25           49      8/25/2007       6.32         9.92          9.92
     10       5/25/2004       6.56          6.56           9.25           50      9/25/2007       6.32         9.90          9.90
     11       6/25/2004       6.35          6.35           9.25           51      10/25/2007      6.53        10.21          10.21
     12       7/25/2004       6.56          6.56           9.25           52      11/25/2007      6.32         9.92          9.92
     13       8/25/2004       6.35          6.35           9.25           53      12/25/2007      6.53        10.23          10.23
     14       9/25/2004       6.35          6.35           9.25           54      1/25/2008       6.32         9.88          9.88
     15       10/25/2004      6.56          6.56           9.25           55      2/25/2008       6.32         9.86          9.86
     16       11/25/2004      6.35          6.35           9.25           56      3/25/2008       6.75        10.52          10.52
     17       12/25/2004      6.56          6.56           9.25           57      4/25/2008       6.32         9.82          9.82
     18       1/25/2005       6.35          6.35           9.25           58      5/25/2008       6.53        10.13          10.13
     19       2/25/2005       6.35          6.35           9.25           59      6/25/2008       6.31         9.79          9.79
     20       3/25/2005       7.03          7.03           9.25           60      7/25/2008       6.52        10.09          10.09
     21       4/25/2005       6.35          6.35           9.25           61      8/25/2008       6.31         9.75          9.75
     22       5/25/2005       6.56          8.49           9.26           62      9/25/2008       6.31         9.73          9.73
     23       6/25/2005       6.35          8.21           9.26           63      10/25/2008      6.52        10.03          10.03
     24       7/25/2005       6.56          8.47           9.25           64      11/25/2008      6.31         9.69          9.69
     25       8/25/2005       6.34          8.19           9.26           65      12/25/2008      6.52        10.00          10.00
     26       9/25/2005       6.34          8.18           9.25           66      1/25/2009       6.31         9.65          9.65
     27       10/25/2005      6.55          8.45           9.26           67      2/25/2009       6.31         9.63          9.63
     28       11/25/2005      6.34          8.78           9.27           68      3/25/2009       6.98        10.65          10.65
     29       12/25/2005      6.55          9.06           9.26           69      4/25/2009       6.30         9.60          9.60
     30       1/25/2006       6.34          8.76           9.27           70      5/25/2009       6.51         9.90          9.90
     31       2/25/2006       6.34          8.75           9.27           71      6/25/2009       6.30         9.56          9.56
     32       3/25/2006       7.02          9.67           9.67           72      7/25/2009       6.51         9.86          9.86
     33       4/25/2006       6.34          8.72           8.72           73      8/25/2009       6.30         9.52          9.52
     34       5/25/2006       6.55          9.79           9.79           74      9/25/2009       6.30         9.50          9.50
     35       6/25/2006       6.34          9.46           9.46           75      10/25/2009      6.51         9.80          9.80
     36       7/25/2006       6.55          9.76           9.76           76      11/25/2009      6.30         9.46          9.46
     37       8/25/2006       6.33          9.43           9.43           77      12/25/2009      6.51         9.76          9.76
     38       9/25/2006       6.33          9.42           9.42           78      1/25/2010       6.30         9.42          9.42
     39       10/25/2006      6.54          9.72           9.72           79      2/25/2010       6.29         9.41          9.41
     40       11/25/2006      6.33         10.02           10.02          80      3/25/2010       6.97        10.39          10.39
                                                                          81      4/25/2010       n/a          9.37          9.37
------------------------------------------------------------------------------------------------------------------------------------

      (1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.200%, and is run at the pricing speed to call.

      (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

      (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

                       [BANC OF AMERICA SECURITIES LOGO]



--------------------------------------------------------------------------------

                        Asset-Backed Funding Corporation
                   Asset-Backed Certificates, Series 2003-OPT1

                                Collateral Annex







                                 August 5, 2003



                                Table of Contents
                                -----------------


         Description of Total Mortgage Loans              2
         Description of Group 1 Mortgage Loans           18

         Description of Group 2 Mortgage Loans           34




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                         TOTAL MORTGAGE LOANS SUMMARY
                         ----------------------------
--------------------------------------------------------------------------------

Summary                                                 Total        Minimum        Maximum
---------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance       $768,872,067.20
Number of Loans                                          5,035
Average Original Loan Balance                      $153,089.24     $50,000.00    $821,000.00
Average Current Loan Balance                       $152,705.48     $39,759.64    $819,894.37
(1) Weighted Average Combined Original LTV              77.88%         13.62%        100.00%
(1) Weighted Average Gross Coupon                       7.784%         5.100%        12.450%
(1) (2) Weighted Average Gross Margin                   5.080%         2.450%         9.900%
(1) (2) Weighted Average Term to Next Rate
        Adjustment Date (months)                          27.4              6            180
(1) Weighted Average Remaining Term to Maturity
    (months)                                             351.6            116            359
(1) (3) Weighted Average Credit Score                      603            500            808
---------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3)  100.00% of the Mortgage Loans have Credit Scores.


---------------------------------------------------------------------------------------
                                                                        Percent of
                                                                       Cut-Off Date
                                     Range                           Principal Balance
                                     -----                           -----------------
Product Type                         Adjustable                            71.93%
                                     Fixed                                 28.07%

Fully Amortizing Mortgage
Loans                                                                     100.00%

Lien                                 First                                 99.70%
                                     Second                                 0.30%

Property Type                        SFR                                   75.50%
                                     2-4 Family                            10.94%
                                     PUD                                    8.65%
                                     Low Rise Condo                         3.78%
                                     Manufactured Housing                   0.85%
                                     High Rise Condo                        0.28%

Occupancy Status                     Owner Occupied                        92.37%
                                     Non-Owner Occupied                     6.17%
                                     Second Home                            1.46%

Geographic Distribution              California                            16.66%
                                     New York                              12.89%
                                     Massachusetts                         10.96%
                                     Texas                                  6.30%
                                     Florida                                6.12%
                                     New Jersey                             5.76%

Number of States (including DC)      49

Largest Zip Code Concentration       01960                                  0.30%

Loans with Prepayment Penalties                                            76.30%

---------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Mortgage Coupons    Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500          25       $  4,595,350.10       0.60%     42.22%     5.369%     642     69.30%      355         353        2
5.501 - 6.000         121         22,189,745.78       2.89      38.61      5.877      648     72.01       353         350        3
6.001 - 6.500         330         62,026,262.97       8.07      40.32      6.337      639     74.54       354         351        3
6.501 - 7.000         684        129,008,801.69      16.78      39.75      6.826      629     76.67       353         350        3
7.001 - 7.500         715        116,208,442.13      15.11      38.15      7.325      620     78.05       356         353        3
7.501 - 8.000         995        155,859,030.82      20.27      38.39      7.795      601     78.76       356         353        3
8.001 - 8.500         665         97,941,957.10      12.74      39.08      8.308      587     79.80       355         352        3
8.501 - 9.000         693         93,879,220.50      12.21      38.81      8.793      572     79.30       356         353        3
9.001 - 9.500         326         38,429,474.09       5.00      40.34      9.293      562     79.23       358         355        3
9.501 - 10.000        272         28,979,542.91       3.77      37.97      9.767      557     78.87       350         347        3
10.001 - 10.500        93          8,894,761.49       1.16      38.23     10.285      556     76.34       348         344        3
10.501 - 11.000        78          7,757,986.00       1.01      41.38     10.749      540     77.87       343         339        3
11.001 - 11.500        22          2,040,742.23       0.27      38.88     11.260      536     75.35       330         327        3
11.501 - 12.000        12            761,779.45       0.10      34.51     11.843      546     73.59       333         330        3
12.001 - 12.500         4            298,969.94       0.04      39.01     12.293      528     65.78       336         333        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              5,035       $768,872,067.20     100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

------------------------------------------------------------------------------------------------------------------------------------
                    Number                         Percent                                    W.A.      W.A.        W.A.
                    of          Aggregate          of Loans by            W.A.      W.A.      Combined  Original    Remaining   W.A.
Combined            Mortgage    Principal          Principal    W.A.      Gross     Credit    Original  Term to     Term to     Loan
Original LTV        Loans       Balance            Balance      DTI       Coupon    Score     LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00           2       $    139,710.54       0.02%      0.00%     8.687%     519     14.51%      360         357        3
15.01 - 20.00           6            403,074.45       0.05      30.16      8.211      599     16.70       305         302        3
20.01 - 25.00           8            683,570.92       0.09      27.21      8.122      598     22.49       360         357        3
25.01 - 30.00          18          1,751,001.48       0.23      35.03      7.614      609     27.86       312         309        3
30.01 - 35.00          19          1,978,383.49       0.26      36.44      7.717      590     32.73       355         352        3
35.01 - 40.00          45          5,532,457.57       0.72      34.32      7.434      595     37.55       342         339        3
40.01 - 45.00          56          8,686,793.07       1.13      41.36      7.154      608     42.75       349         346        3
45.01 - 50.00         100         14,909,871.00       1.94      35.97      7.538      597     47.72       352         349        3
50.01 - 55.00         106         16,218,765.26       2.11      38.16      7.470      590     52.79       349         346        3
55.01 - 60.00         153         21,104,008.67       2.74      35.78      7.698      590     57.88       350         347        3
60.01 - 65.00         287         46,182,755.16       6.01      39.92      7.610      583     63.34       354         351        3
65.01 - 70.00         397         59,372,302.62       7.72      38.70      7.638      579     68.77       354         352        3
70.01 - 75.00         552         88,911,819.76      11.56      38.55      7.767      587     74.01       355         352        3
75.01 - 80.00       1,570        239,690,409.37      31.17      39.57      7.862      589     79.62       355         352        3
80.01 - 85.00         391         60,321,400.30       7.85      40.05      7.801      617     84.55       355         352        3
85.01 - 90.00         830        131,097,463.93      17.05      39.66      7.889      630     89.76       357         354        3
90.01 - 95.00         459         67,416,909.55       8.77      37.72      7.813      644     94.78       356         353        3
95.01 - 100.00         36          4,471,370.06       0.58      36.45      7.964      719     99.72       346         343        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              5,035       $768,872,067.20     100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Cut-Off Date Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Principal                Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Balance                  Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00         68   $  3,374,003.61      0.44%     35.58%     8.650%     589     58.39%      318         314        3
50,000.01 - 75,000.00      801     50,632,925.58      6.59      35.23      8.511      601     76.34       343         340        3
75,000.01 - 100,000.00     788     68,790,908.54      8.95      36.57      8.307      596     77.94       351         348        3
100,000.01 - 125,000.00    716     80,068,868.94     10.41      36.95      8.037      602     79.55       352         349        3
125,000.01 - 150,000.00    674     92,820,122.93     12.07      38.30      7.803      602     77.51       354         351        3
150,000.01 - 175,000.00    468     76,044,348.55      9.89      39.03      7.744      594     77.09       356         353        3
175,000.01 - 200,000.00    387     72,756,427.25      9.46      40.30      7.689      599     77.19       354         351        3
200,000.01 - 225,000.00    299     63,506,727.06      8.26      39.96      7.566      600     77.05       357         354        3
225,000.01 - 250,000.00    199     47,259,067.25      6.15      39.68      7.661      604     80.25       355         352        3
250,000.01 - 275,000.00    170     44,557,101.39      5.80      41.89      7.514      604     78.36       360         357        3
275,000.01 - 300,000.00    111     31,957,803.68      4.16      40.86      7.565      604     78.59       357         354        3
300,000.01 - 325,000.00     77     24,095,397.60      3.13      42.42      7.643      601     78.91       356         353        3
325,000.01 - 350,000.00     62     20,965,515.81      2.73      38.68      7.640      611     78.95       360         357        3
350,000.01 - 375,000.00     45     16,265,689.37      2.12      37.55      7.371      613     79.32       360         357        3
375,000.01 - 400,000.00     56     21,787,261.64      2.83      40.53      7.371      638     80.21       357         354        3
400,000.01 - 425,000.00     29     11,954,385.80      1.55      42.18      7.493      617     82.69       360         357        3
425,000.01 - 450,000.00     27     11,823,382.22      1.54      35.60      7.120      629     76.98       360         357        3
450,000.01 - 475,000.00      9      4,158,770.87      0.54      52.86      7.546      615     83.92       360         357        3
475,000.01 - 500,000.00     30     14,691,727.18      1.91      42.27      7.313      613     73.41       360         357        3
525,000.01 - 550,000.00      3      1,625,413.82      0.21      33.60      7.336      601     79.06       360         356        4
550,000.01 - 575,000.00      7      3,931,376.40      0.51      38.03      7.085      595     76.88       360         357        3
575,000.01 - 600,000.00      3      1,771,929.47      0.23       0.00      7.516      638     81.19       360         357        3
600,000.01 - 625,000.00      2      1,227,254.76      0.16      47.98      6.437      632     55.85       360         357        3
625,000.01 - 650,000.00      1        648,454.41      0.08       0.00      7.200      646     50.00       360         357        3
650,000.01 - 675,000.00      1        651,184.71      0.08       0.00      6.400      603     53.31       360         357        3
675,000.01 - 700,000.00      1        686,123.99      0.09       0.00      6.500      602     80.00       360         357        3
800,000.01 - 825,000.00      1        819,894.37      0.11       0.00      7.999      626     48.29       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Term to Maturity


------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Original Term            Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
to Maturity              Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
120                          4   $    322,226.31      0.04%     32.99%     7.088%     660     69.85%      120         117        3
180                        154     15,490,440.69      2.01      35.62      7.785      624     72.81       180         177        3
240                         94     10,461,611.78      1.36      39.18      8.093      615     73.87       240         237        3
360                      4,783    742,597,788.42     96.58      39.10      7.780      602     78.05       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------




Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Remaining Term           Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
to Maturity              Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
116 - 120                    4   $    322,226.31      0.04%     32.99%     7.088%     660     69.85%      120         117        3
176 - 180                  154     15,490,440.69      2.01      35.62      7.785      624     72.81       180         177        3
236 - 240                   94     10,461,611.78      1.36      39.18      8.093      615     73.87       240         237        3
346 - 350                    2        199,943.48      0.03       0.00      9.785      561     69.68       360         349       11
351 - 355                   22      4,342,051.99      0.56      44.62      8.058      582     79.59       360         354        6
356 - 360                4,759    738,055,792.95     95.99      39.04      7.778      602     78.04       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Credit Score             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                    1   $     64,753.75      0.01%     40.30%     6.300%     808     46.10%      360         356        4
751 - 800                   74     12,767,055.87      1.66      35.07      7.209      770     80.75       354         351        3
701 - 750                  283     45,536,458.88      5.92      38.01      7.208      719     84.93       350         347        3
651 - 700                  689    109,966,408.16     14.30      38.64      7.210      672     80.59       352         349        3
601 - 650                1,400    218,310,510.46     28.39      38.32      7.466      624     80.27       355         352        3
551 - 600                1,274    191,788,501.27     24.94      39.23      7.966      576     75.31       355         352        3
501 - 550                1,294    187,431,278.86     24.38      40.14      8.477      527     74.25       356         353        3
451 - 500                   20      3,007,099.95      0.39      44.93      8.272      500     77.02       357         354        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Credit Grade

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Credit Cash              Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
AA+                        599   $ 89,956,197.97     11.70%     38.44%     7.353%     697     85.86%      350         347        3
AA                       2,352    371,025,788.85     48.26      38.93      7.516      611     78.15       354         351        3
A                        1,257    190,891,615.11     24.83      38.90      7.958      577     77.40       355         352        3
B                          629     89,590,545.63     11.65      39.87      8.487      548     73.32       358         355        3
C                          151     20,964,345.60      2.73      41.32      9.100      545     68.48       360         357        3
CC                          47      6,443,574.04      0.84      36.82     10.006      557     59.34       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Property Type            Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SFR - Detached           3,870   $576,861,346.45     75.03%     38.98%     7.781%     598     77.32%      354         351        3
2-4 Family - Detached      428     81,643,117.60     10.62      40.24      7.716      637     78.02       356         353        3
PUD - Detached             381     63,853,917.08      8.30      37.80      7.726      603     80.45       356         353        3
Low Rise Condo - Attached  214     29,077,540.99      3.78      37.88      7.976      611     80.70       358         355        3
MF Housing - Detached       69      6,536,756.73      0.85      40.46      8.315      621     84.17       349         346        3
SFR - Attached              27      3,606,474.74      0.47      35.03      8.332      585     82.33       358         354        3
PUD - Attached              20      2,673,799.40      0.35      41.07      7.672      621     85.11       344         341        3
2-4 Family - Attached       10      2,482,137.52      0.32      44.89      7.377      621     72.99       360         357        3
High Rise Condo-Attached    16      2,136,976.69      0.28      42.46      8.334      607     79.87       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Occupancy Status         Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           4,590   $710,211,928.16     92.37%     39.13%     7.774%     599     77.87%      355         352        3
Non-Owner Occupied         371     47,429,241.91      6.17      37.47      7.996      662     78.76       354         351        3
Second Home                 74     11,230,897.13      1.46      37.82      7.550      632     75.01       355         352        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Documentation            Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation       3,249   $469,523,634.38     61.07%     39.90%     7.723%     596     78.94%      354         351        3
Stated Income
  Documentation          1,734    289,837,088.94     37.70      37.54      7.886      613     76.27       355         352        3
Lite Documentation          31      5,791,747.06      0.75      41.77      7.719      618     71.18       356         353        3
No Documentation            21      3,719,596.82      0.48       0.00      7.649      721     79.73       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Loan Purpose             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi                 3,606   $561,263,424.87     73.00%     39.24%     7.759%     595     75.90%      354         351        3
Purchase                 1,057    152,460,106.90     19.83      37.82      7.898      634     85.17       358         355        3
R/T Refi                   372     55,148,535.43      7.17      39.44      7.725      601     77.87       351         348        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Product Type             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                 3,121   $496,638,024.97     64.59%     39.20%     7.868%     590     78.74%      360         357        3
30 Year Fixed            1,243    190,906,281.69     24.83      39.15      7.532      638     75.99       360         357        3
3/27 ARM                   350     46,535,788.74      6.05      38.28      7.839      589     78.92       360         357        3
15 Year Fixed              139     14,133,342.25      1.84      35.77      7.801      625     72.45       180         177        3
20 Year Fixed               94     10,461,611.78      1.36      39.18      8.093      615     73.87       240         237        3
15/15 ARM                   67      8,339,630.41      1.08      36.31      7.867      627     78.88       360         357        3
2/13 ARM                    14      1,201,834.85      0.16      32.61      7.738      609     74.14       180         178        2
10 Year Fixed                4        322,226.31      0.04      32.99      7.088      660     69.85       120         117        3
0.5/29.5 ARM                 2        178,062.61      0.02      34.91      8.002      558     86.22       360         356        4
3/12 ARM                     1        155,263.59      0.02      38.20      6.740      668     95.00       180         178        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Amortization

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Amortization             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing         5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Lien Position            Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1                        5,006   $766,585,710.20     99.70%     39.02%     7.776%     603     77.89%      355         352        3
2                           29      2,286,357.00      0.30      40.75     10.575      590     75.02       230         228        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Prepayment               Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Penalty Term             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 0                       1,236   $182,243,739.59     23.70%     39.53%     7.975%     597     77.16%      353         350        3
12                         256     46,817,504.28      6.09      38.95      7.486      629     73.04       343         340        3
24                       2,394    375,296,196.12     48.81      38.68      7.830      593     79.28       359         356        3
30                          14      2,882,596.61      0.37      47.14      7.484      619     83.03       350         347        3
36                       1,134    161,577,166.65     21.01      39.07      7.554      626     76.77       349         346        3
48                           1         54,863.95      0.01       0.00      7.000      659     61.11       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Geographic               Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Distribution             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                 617   $128,064,151.13     16.66%     41.01%     7.394%     606     77.02%      357         354        3
New York                   496     99,092,958.68     12.89      40.18      7.643      600     73.97       352         349        3
Massachusetts              418     84,294,160.12     10.96      38.58      7.595      601     72.28       356         353        3
Texas                      408     48,413,117.93      6.30      39.21      8.168      600     78.43       350         347        3
Florida                    399     47,072,810.85      6.12      36.82      8.166      607     80.84       357         354        3
New Jersey                 245     44,266,683.71      5.76      39.22      7.780      598     76.49       356         353        3
Illinois                   204     29,752,269.74      3.87      40.98      8.178      592     81.21       359         356        3
Virginia                   154     25,735,691.42      3.35      39.02      7.857      604     82.20       359         355        3
Michigan                   244     24,964,651.29      3.25      36.00      8.090      593     79.76       358         355        3
Connecticut                126     19,937,244.93      2.59      40.02      7.855      598     78.45       357         354        3
Ohio                       174     19,840,957.42      2.58      34.22      7.875      605     81.95       354         351        3
Pennsylvania               148     18,056,144.19      2.35      36.60      8.073      604     80.77       355         352        3
Colorado                    96     15,578,518.80      2.03      41.98      7.473      595     79.48       358         355        3
Rhode Island               106     15,238,522.02      1.98      38.48      7.646      605     73.01       351         347        3
North Carolina             128     13,608,192.74      1.77      38.40      8.081      600     80.93       347         344        3
Maryland                    74     13,149,332.84      1.71      38.33      7.855      600     80.87       356         353        3
Washington                  59     10,353,582.98      1.35      39.12      7.145      610     82.13       353         350        3
Minnesota                   73     10,220,216.81      1.33      38.93      8.219      598     79.65       359         356        3
Arizona                     78      9,817,835.61      1.28      34.07      7.715      627     83.36       349         346        3
Maine                       77      9,262,631.29      1.20      36.05      7.786      627     79.71       339         336        3
New Hampshire               49      8,291,355.46      1.08      42.84      7.902      590     74.91       355         352        3
Indiana                     80      7,511,582.33      0.98      37.93      8.013      617     84.30       360         357        3
Georgia                     52      7,304,433.53      0.95      36.53      7.873      639     80.89       360         358        2
Nevada                      43      6,476,991.16      0.84      36.96      7.740      625     80.10       348         345        3
Wisconsin                   58      6,346,628.77      0.83      34.64      8.188      606     83.51       359         356        3
Missouri                    60      5,949,670.33      0.77      38.76      8.248      612     83.51       349         346        3
South Carolina              52      5,392,892.02      0.70      36.77      8.241      587     79.34       345         342        3
Kansas                      36      4,296,070.63      0.56      33.54      7.760      613     84.68       360         357        3
Oregon                      27      4,239,854.56      0.55      35.63      7.106      621     82.67       360         357        3
Kentucky                    37      3,478,665.60      0.45      36.98      8.503      592     80.37       348         345        3
Louisiana                   30      2,967,053.06      0.39      37.75      8.221      620     81.39       356         353        3
Tennessee                   35      2,820,548.75      0.37      30.34      8.508      603     82.32       336         333        3
Alabama                     26      2,532,738.84      0.33      42.85      8.715      573     82.59       334         331        3
Delaware                    18      2,431,308.38      0.32      34.46      7.669      608     76.40       360         357        3
Vermont                     15      1,833,811.86      0.24      37.41      8.065      581     77.63       360         357        3
Idaho                       13      1,543,631.59      0.20      38.51      7.391      608     84.26       329         327        3
Utah                        11      1,446,694.90      0.19      50.98      7.425      629     79.44       353         351        3
Alaska                       7      1,408,674.10      0.18      45.92      7.401      646     84.00       360         357        3
Iowa                        16      1,297,155.80      0.17      42.99      8.404      593     87.50       352         349        3
New Mexico                  11      1,175,862.36      0.15      37.27      8.174      594     87.54       351         348        3
Mississippi                  9        739,245.75      0.10      40.81      9.616      558     82.90       345         342        3
Nebraska                     7        654,151.95      0.09      27.29      8.596      638     92.84       360         357        3
Arkansas                     4        501,397.95      0.07      184.31     8.450      621     84.26       339         336        3
Oklahoma                     6        497,461.93      0.06      42.30      8.989      558     84.67       360         357        3
Wyoming                      4        467,676.66      0.06      29.99      7.637      627     84.86       360         357        3
Montana                      2        203,465.06      0.03      42.79      7.488      567     85.72       330         327        3
Hawaii                       1        167,067.59      0.02       0.00      8.100      642     90.00       360         357        3
South Dakota                 1        115,833.25      0.02       0.00      7.100      754     94.95       240         237        3
West Virginia              1 1         60,468.53      0.01       0.00      7.500      641     80.00       240         237        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,035   $768,872,067.20    100.00%     39.03%     7.784%     603     77.88%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Gross Margin             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                3   $    390,922.69      0.07%      0.00%     5.388%     619     73.32%      360         357        3
2.501 - 3.000               20      4,075,932.75      0.74      42.00      5.670      652     62.27       358         355        2
3.001 - 3.500              109     18,311,076.03      3.31      38.44      6.283      640     70.56       360         357        3
3.501 - 4.000              309     57,889,290.52     10.47      39.03      6.696      625     74.87       360         357        3
4.001 - 4.500              507     90,513,476.31     16.37      38.53      7.159      612     77.30       359         356        3
4.501 - 5.000              654    111,215,310.60     20.11      38.90      7.641      596     79.95       359         356        3
5.001 - 5.500              690    104,001,343.91     18.81      39.07      8.118      583     80.74       360         357        3
5.501 - 6.000              515     71,926,542.44     13.01      38.88      8.502      567     80.46       360         356        3
6.001 - 6.500              335     45,473,876.52      8.22      39.72      8.824      558     79.84       360         357        3
6.501 - 7.000              233     28,615,682.78      5.17      39.18      9.181      554     81.56       359         356        3
7.001 - 7.500               97     11,766,088.75      2.13      42.81      9.674      548     80.62       360         357        3
7.501 - 8.000               63      6,836,700.99      1.24      37.47     10.181      541     73.54       360         357        3
8.001 - 8.500               14      1,542,639.34      0.28      41.24      9.998      539     83.01       354         351        3
8.501 - 9.000                4        376,827.10      0.07      44.76     11.061      537     57.51       360         357        3
9.501 - 10.000               2        112,894.44      0.02       0.00     11.711      546     51.56       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,555   $553,048,605.17    100.00%     39.06%     7.865%     590     78.75%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Initial Capn             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.000                        2   $    178,062.61      0.03%     34.91%     8.002%     558     86.22%      360         356        4
3.000                    3,553    552,870,542.56     99.97      39.07      7.865      590     78.75       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,555   $553,048,605.17    100.00%     39.06%     7.865%     590     78.75%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------



Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Periodic Cap             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------

1.000                    3,552   $552,593,679.80     99.92%     39.06%     7.865%     590     78.74%      360         357        3
1.500                        3        454,925.37      0.08      45.13      8.275      585     88.81       360         354        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,555   $553,048,605.17    100.00%     39.06%     7.865%     590     78.75%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Maximum                  Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Rate                     Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500             22   $  4,261,497.25      0.77%     42.94%     5.363%     636     71.29%      360         358        2
11.501 - 12.000             82     14,891,965.05      2.69      39.52      5.855      636     74.65       360         357        3
12.001 - 12.500            173     34,970,769.44      6.32      40.31      6.346      616     75.55       360         357        3
12.501 - 13.000            422     81,552,686.92     14.75      39.24      6.824      617     78.07       359         356        3
13.001 - 13.500            495     82,233,572.57     14.87      38.25      7.331      609     78.94       360         357        3
13.501 - 14.000            704    114,504,585.47     20.70      38.69      7.794      589     79.33       359         356        3
14.001 - 14.500            489     72,735,809.52     13.15      38.97      8.300      577     80.32       360         357        3
14.501 - 15.000            556     77,925,589.50     14.09      39.15      8.777      568     79.69       360         357        3
15.001 - 15.500            266     32,739,969.94      5.92      40.80      9.275      557     79.31       360         357        3
15.501 - 16.000            212     23,589,001.31      4.27      37.22      9.746      551     78.80       358         355        3
16.001 - 16.500             61      6,061,144.77      1.10      38.88     10.297      549     75.75       360         356        4
16.501 - 17.000             52      5,647,618.73      1.02      40.34     10.740      534     78.11       360         357        3
17.001 - 17.500             13      1,387,612.30      0.25      39.09     11.066      528     77.73       360         356        4
17.501 - 18.000              5        307,696.95      0.06      31.85     11.766      544     72.54       360         356        4
18.001 - 18.500              3        239,085.45      0.04      39.01     12.266      525     64.07       360         356        4
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,555   $553,048,605.17    100.00%     39.06%     7.865%     590     78.75%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Minimum Rate             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500               22   $  4,261,497.25      0.77%     42.94%     5.363%     636     71.29%      360         358        2
5.501 - 6.000               83     15,018,948.33      2.72      39.81      5.856      637     74.74       360         357        3
6.001 - 6.500              173     34,970,769.44      6.32      40.31      6.346      616     75.55       360         357        3
6.501 - 7.000              421     81,425,703.64     14.72      39.17      6.825      617     78.06       359         356        3
7.001 - 7.500              496     82,448,595.62     14.91      38.19      7.331      609     78.94       360         357        3
7.501 - 8.000              708    115,941,427.21     20.96      38.88      7.795      590     79.46       359         356        3
8.001 - 8.500              489     72,919,229.50     13.18      39.21      8.302      577     80.32       360         357        3
8.501 - 9.000              556     77,039,866.86     13.93      38.97      8.794      566     79.53       360         357        3
9.001 - 9.500              265     32,341,526.91      5.85      40.50      9.287      558     79.30       360         357        3
9.501 - 10.000             208     23,037,882.21      4.17      36.71      9.766      552     78.70       358         355        3
10.001 - 10.500             62      6,256,715.45      1.13      39.37     10.292      548     75.88       360         356        4
10.501 - 11.000             52      5,647,618.73      1.02      40.34     10.740      534     78.11       360         357        3
11.001 - 11.500             12      1,192,041.62      0.22      35.21     11.220      532     77.35       360         356        4
11.501 - 12.000              5        307,696.95      0.06      31.85     11.766      544     72.54       360         356        4
12.001 - 12.500              3        239,085.45      0.04      39.01     12.266      525     64.07       360         356        4
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,555   $553,048,605.17    100.00%     39.06%     7.865%     590     78.75%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Next Rate                Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Adjustment Date          Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2003            2   $    178,062.61      0.03%     34.91%     8.002%     558     86.22%      360         356        4
July 1, 2004                 1         90,664.26      0.02       0.00     10.250      517     80.00       360         348       12
August 1, 2004               1        109,279.22      0.02       0.00      9.400      597     61.11       360         349       11
January 1, 2005             14      3,160,303.73      0.57      42.95      7.779      592     82.52       360         354        6
February 1, 2005             2        462,028.35      0.08      49.15      9.470      528     80.00       360         355        5
March 1, 2005              878    137,525,204.02     24.87      39.08      8.199      582     79.87       360         356        4
April 1, 2005            1,362    217,814,848.17     39.38      38.21      7.803      594     78.15       360         357        3
April 2, 2005                1        244,463.66      0.04      43.18      7.900      708     90.00       360         358        2
May 1, 2005                875    138,165,310.68     24.98      39.54      7.638      591     78.41       359         357        2
June 1, 2005                 1        267,757.73      0.05       0.00      6.500      524     73.83       360         359        1
January 1, 2006              2        382,073.97      0.07      64.78      7.695      607     83.49       360         354        6
March 1, 2006              115     13,784,032.82      2.49      37.17      8.347      573     79.99       360         356        4
April 1, 2006              129     17,790,471.16      3.22      39.78      7.780      591     76.46       360         357        3
May 1, 2006                105     14,734,474.38      2.66      38.86      7.426      602     80.95       358         356        2
March 1, 2018               13      2,306,405.89      0.42      38.67      7.845      624     78.99       360         356        4
April 1, 2018               29      2,794,377.68      0.51      31.74      7.918      645     76.86       360         357        3
May 1, 2018                 25      3,238,846.84      0.59      34.03      7.840      614     80.53       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,555   $553,048,605.17    100.00%     39.06%     7.865%     590     78.75%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                         GROUP 1 MORTGAGE LOANS SUMMARY
                         ------------------------------
--------------------------------------------------------------------------------

Summary                                                                   Total                     Minimum           Maximum
----------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance                                  $557,887,479.07
Number of Loans                                                                     3,791
Average Original Loan Balance                                                 $147,530.44           $50,000.00        $497,250.00
Average Current Loan Balance                                                  $147,161.03           $49,179.69        $496,645.40
(1) Weighted Average Combined Original LTV                                         77.91%               13.62%            100.00%
(1) Weighted Average Gross Coupon                                                  7.784%               5.200%            12.200%
(1) (2) Weighted Average Gross Margin                                              5.123%               2.450%             8.450%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  27.4                    6                180
(1) Weighted Average Remaining Term to Maturity (months)                            351.6                  116                358
(1) (3) Weighted Average Credit Score                                                 603                  500                808
----------------------------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3)  100.00% of the Mortgage Loans have Credit Scores.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Percent of Cut-Off Date
                                                    Range                                    Principal Balance
                                                    -----                                 -----------------------
Product Type                                        Adjustable                                      71.93%
                                                    Fixed                                           28.07%

Fully Amortizing Mortgage Loans                                                                    100.00%

Lien                                                First                                          100.00%
                                                    Second                                           0.00%

Property Type                                       SFR                                             75.13%
                                                    2-4 Family                                      12.53%
                                                    PUD                                              7.14%
                                                    Low Rise Condo                                   4.19%
                                                    Manufactured Housing                             0.77%
                                                    High Rise Condo                                  0.24%

Occupancy Status                                    Owner Occupied                                  92.12%
                                                    Non-Owner Occupied                               6.38%
                                                    Second Home                                      1.50%

Geographic Distribution                             California                                      16.31%
                                                    New York                                        14.17%
                                                    Massachusetts                                   11.35%
                                                    Florida                                          6.60%
                                                    New Jersey                                       5.89%
                                                    Illinois                                         4.87%

Number of States (including DC)                     47
Largest Zip Code Concentration                      11706                                           0.34%

Loans with Prepayment Penalties                                                                     78.22%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Mortgage Coupons    Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           17       $  2,828,860.11      0.51%     37.88%     5.404%     646     68.76%      352         350        2
5.501 - 6.000           98         16,959,329.95      3.04      39.03      5.883      645     72.30       351         348        3
6.001 - 6.500          252         41,860,497.21      7.50      40.08      6.335      641     73.60       354         351        3
6.501 - 7.000          524         88,360,463.43     15.84      39.77      6.820      630     75.77       351         348        3
7.001 - 7.500          573         89,071,491.32     15.97      38.22      7.327      618     78.57       355         352        3
7.501 - 8.000          764        117,047,436.74     20.98      37.72      7.799      600     79.19       356         353        3
8.001 - 8.500          487         69,558,368.13     12.47      39.40      8.306      587     79.54       355         352        3
8.501 - 9.000          524         71,100,903.34     12.74      39.03      8.791      573     79.39       357         354        3
9.001 - 9.500          245         29,126,479.32      5.22      40.65      9.284      564     79.21       358         355        3
9.501 - 10.000         191         20,310,808.47      3.64      38.34      9.766      557     79.20       355         351        3
10.001 - 10.500         61          6,128,748.04      1.10      38.44     10.266      559     77.81       349         346        4
10.501 - 11.000         47          4,687,667.70      0.84      40.67     10.711      541     77.22       350         346        3
11.001 - 11.500          6            692,513.87      0.12      31.28     11.168      534     79.69       360         356        4
11.501 - 12.000          1             54,322.24      0.01      19.92     11.750      624     80.00       360         356        4
12.001 - 12.500          1             99,589.20      0.02      37.07     12.200      516     74.40       360         356        4
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,791       $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

------------------------------------------------------------------------------------------------------------------------------------
                    Number                         Percent                                    W.A.      W.A.        W.A.
                    of          Aggregate          of Loans by            W.A.      W.A.      Combined  Original    Remaining   W.A.
Combined            Mortgage    Principal          Principal    W.A.      Gross     Credit    Original  Term to     Term to     Loan
Original LTV        Loans       Balance            Balance      DTI       Coupon    Score     LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00             2      $    139,710.54      0.03%      0.00%     8.687%     519     14.51%      360         357        3
15.01 - 20.00             5           333,140.04      0.06      30.16      7.888      612     16.54       293         290        3
20.01 - 25.00             6           482,064.89      0.09      28.50      8.371      586     22.88       360         357        3
25.01 - 30.00            15         1,546,939.73      0.28      35.03      7.334      618     27.73       306         303        3
30.01 - 35.00            16         1,762,913.96      0.32      36.44      7.540      594     32.80       360         357        3
35.01 - 40.00            34         4,253,588.41      0.76      33.70      7.459      602     37.60       343         340        3
40.01 - 45.00            44         5,767,188.89      1.03      39.90      7.210      604     42.89       345         342        3
45.01 - 50.00            79        10,482,848.97      1.88      35.55      7.499      592     47.55       352         348        3
50.01 - 55.00            80        11,672,451.53      2.09      36.19      7.544      591     52.88       353         350        3
55.01 - 60.00           123        16,722,424.56      3.00      36.51      7.711      591     57.88       349         346        3
60.01 - 65.00           217        33,698,025.29      6.04      39.87      7.571      586     63.44       354         351        3
65.01 - 70.00           298        45,230,811.83      8.11      38.74      7.545      579     68.81       355         352        3
70.01 - 75.00           411        62,080,312.00     11.13      38.37      7.776      585     74.02       355         352        3
75.01 - 80.00         1,116       167,426,379.77     30.01      39.46      7.848      588     79.59       356         353        3
80.01 - 85.00           302        46,355,122.88      8.31      40.25      7.778      616     84.61       354         351        3
85.01 - 90.00           633        92,490,267.44     16.58      39.83      7.974      629     89.74       356         353        3
90.01 - 95.00           382        54,222,884.65      9.72      37.63      7.837      643     94.78       355         352        3
95.01 - 100.00           28         3,220,403.69      0.58      35.44      7.797      728     99.70       356         353        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,791      $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Cut-Off Date Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Principal                Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Balance                  Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00         36   $  1,793,646.26      0.32%     37.02%     8.421%     588     55.36%      329         325        3
50,000.01 - 75,000.00      519     33,179,070.51      5.95      34.69      8.445      604     76.80       345         342        3
75,000.01 - 100,000.00     561     49,327,080.98      8.84      35.62      8.205      599     78.02       351         348        3
100,000.01 - 125,000.00    557     62,434,304.26     11.19      36.71      8.034      602     79.06       353         350        3
125,000.01 - 150,000.00    567     78,296,001.15     14.03      38.27      7.773      603     77.32       355         352        3
150,000.01 - 175,000.00    406     66,019,997.20     11.83      38.96      7.713      595     76.90       356         353        3
175,000.01 - 200,000.00    341     64,053,811.28     11.48      40.57      7.650      601     77.30       355         352        3
200,000.01 - 225,000.00    274     58,211,805.33     10.43      39.68      7.548      601     76.87       357         354        3
225,000.01 - 250,000.00    177     42,023,335.37      7.53      39.94      7.570      605     80.01       355         352        3
250,000.01 - 275,000.00    150     39,373,990.79      7.06      41.92      7.534      602     78.23       360         357        3
275,000.01 - 300,000.00    100     28,831,493.35      5.17      40.39      7.575      603     78.69       357         354        3
300,000.01 - 325,000.00     66     20,561,053.08      3.69      42.42      7.623      605     80.25       357         354        3
325,000.01 - 350,000.00     11      3,730,300.15      0.67      36.94      7.581      672     80.61       360         357        3
350,000.01 - 375,000.00      9      3,210,012.90      0.58      38.52      7.492      650     81.59       360         357        3
375,000.01 - 400,000.00     12      4,640,678.11      0.83      40.58      7.519      688     82.19       360         357        3
400,000.01 - 425,000.00      2        836,397.99      0.15      46.53      8.210      625     82.53       360         356        4
425,000.01 - 450,000.00      2        867,854.96      0.16      49.48      6.352      604     67.49       360         358        2
475,000.01 - 500,000.00      1        496,645.40      0.09      34.81      8.500      698     85.00       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Original Term            Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
to Maturity              Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
120                          4   $    322,226.31      0.06%     32.99%     7.088%     660     69.85%      120         117        3
180                        106     11,553,124.02      2.07      36.40      7.631      626     73.26       180         177        3
240                         57      7,017,901.97      1.26      38.89      7.421      618     72.67       240         237        3
360                      3,624    538,994,226.77     96.61      38.98      7.792      602     78.08       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Remaining Term           Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
to Maturity              Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
116 - 120                    4   $    322,226.31      0.06%     32.99%     7.088%     660     69.85%      120         117        3
176 - 180                  106     11,553,124.02      2.07      36.40      7.631      626     73.26       180         177        3
236 - 240                   57      7,017,901.97      1.26      38.89      7.421      618     72.67       240         237        3
346 - 350                    2        199,943.48      0.04       0.00      9.785      561     69.68       360         349       11
351 - 355                   15      2,647,462.66      0.47      46.61      8.312      570     78.02       360         354        6
356 - 360                3,607    536,146,820.63     96.10      38.94      7.789      602     78.08       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Credit Score             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                    1   $     64,753.75      0.01%     40.30%     6.300%     808     46.10%      360         356        4
751 - 800                   53      7,974,150.17      1.43      36.22      7.279      771     78.54       353         350        3
701 - 750                  226     34,500,107.22      6.18      37.73      7.228      720     85.33       351         348        3
651 - 700                  519     79,536,660.79     14.26      38.27      7.196      673     80.65       352         349        3
601 - 650                1,055    154,318,572.19     27.66      37.99      7.516      625     80.70       354         351        3
551 - 600                  973    142,439,356.47     25.53      39.14      7.960      576     75.10       356         353        3
501 - 550                  951    137,305,608.37     24.61      40.47      8.407      528     74.20       356         353        3
451 - 500                   13      1,748,270.11      0.31      40.10      8.226      500     78.41       354         351        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Credit Grade

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Credit Cash              Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
AA+                        488   $ 68,592,912.97     12.30%     37.81%     7.382%     695     86.03%      348         345        3
AA                       1,715    255,924,559.69     45.87      38.63      7.522      611     78.24       355         352        3
A                          978    143,961,299.05     25.80      39.42      7.936      578     77.45       355         352        3
B                          468     68,624,528.47     12.30      39.85      8.431      548     73.01       358         355        3
C                          111     16,135,666.13      2.89      41.82      8.972      549     68.53       359         356        3
CC                          31      4,648,512.76      0.83      35.93      9.738      567     58.89       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Property Type            Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SFR - Detached           2,924   $416,424,226.67     74.64%     38.91%     7.784%     596     77.38%      354         351        3
2-4 Family - Detached      355     67,885,239.98     12.17      39.96      7.696      640     77.80       356         353        3
PUD - Detached             235     37,251,250.56      6.68      37.14      7.757      603     81.06       356         353        3
Low Rise Condo - Attached  175     23,399,648.86      4.19      38.21      7.925      612     80.30       359         356        3
MF Housing - Detached       45      4,306,563.63      0.77      36.72      8.418      617     85.11       351         348        3
SFR - Attached              21      2,727,217.89      0.49      35.36      8.227      591     83.99       357         353        3
PUD - Attached              18      2,548,019.85      0.46      41.54      7.655      622     86.21       343         340        3
2-4 Family - Attached        9      2,002,903.70      0.36      43.58      7.431      630     71.31       360         357        3
High Rise Condo-Attached     9      1,342,407.93      0.24      41.36      8.186      604     77.65       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Occupancy Status         Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           3,467   $513,924,077.27     92.12%     39.03%     7.776%     598     77.87%      355         352        3
Non-Owner Occupied         264     35,581,242.51      6.38      37.28      7.941      663     78.63       354         351        3
Second Home                 60      8,382,159.29      1.50      38.39      7.625      622     77.09       354         351        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Documentation            Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation       2,458   $344,153,483.35     61.69%     39.73%     7.736%     595     79.04%      354         351        3
Stated Income
  Documentation          1,301    209,163,106.90     37.49      37.69      7.863      614     76.05       356         353        3
Lite Documentation          19      2,324,702.79      0.42      31.46      7.742      623     70.83       355         352        3
No Documentation            13      2,246,186.03      0.40       0.00      7.759      728     83.89       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Loan Purpose             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi                 2,708   $407,173,147.34     72.98%     39.15%     7.740%     595     76.01%      354         351        3
Purchase                   780    106,977,471.47     19.18      37.71      7.980      633     85.04       358         355        3
R/T Refi                   303     43,736,860.26      7.84      39.27      7.715      602     78.10       350         347        3
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Product Type             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                 2,343   $358,634,214.14     64.28%     39.32%     7.901%     588     78.57%      360         357        3
30 Year Fixed              954    138,868,076.75     24.89      38.56      7.495      641     76.31       360         357        3
3/27 ARM                   277     35,401,328.05      6.35      37.80      7.838      590     79.75       360         357        3
15 Year Fixed               95     10,414,808.70      1.87      36.57      7.639      627     72.72       180         177        3
20 Year Fixed               57      7,017,901.97      1.26      38.89      7.421      618     72.67       240         237        3
15/15 ARM                   48      5,912,545.22      1.06      37.91      7.871      628     79.56       360         357        3
2/13 ARM                    10        983,051.73      0.18      32.76      7.690      609     75.61       180         178        2
10 Year Fixed                4        322,226.31      0.06      32.99      7.088      660     69.85       120         117        3
0.5/29.5 ARM                 2        178,062.61      0.03      34.91      8.002      558     86.22       360         356        4
3/12 ARM                     1        155,263.59      0.03      38.20      6.740      668     95.00       180         178        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Amortization

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Amortization             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing         3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Lien Position            Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1                        3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Prepayment               Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Penalty Term             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 0                         838   $121,503,180.01     21.78%     39.56%     7.953%     596     77.70%      354         351        3
12                         225     37,632,790.09      6.75      39.60      7.465      630     73.37       343         340        3
24                       1,826    273,305,851.62     48.99      38.69      7.873      590     79.04       359         356        3
30                          11      2,183,202.55      0.39      47.78      7.301      601     84.70       347         345        3
36                         891    123,262,454.80     22.09      38.35      7.526      628     76.86       348         345        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Geographic               Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Distribution             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                 496   $ 91,016,549.28     16.31%     40.63%     7.460%     604     76.08%      356         353        3
New York                   428     79,037,333.96     14.17      40.44      7.643      597     74.06       354         351        3
Massachusetts              343     63,304,083.86     11.35      39.27      7.605      600     71.50       357         353        3
Florida                    302     36,838,599.73      6.60      36.84      8.151      610     81.68       358         355        3
New Jersey                 197     32,834,612.33      5.89      38.46      7.858      599     77.64       355         352        3
Illinois                   191     27,146,514.35      4.87      40.68      8.194      589     80.92       359         356        3
Michigan                   176     18,128,345.74      3.25      36.46      8.013      594     79.92       358         355        3
Virginia                   115     16,722,887.13      3.00      40.12      7.844      600     81.97       360         357        3
Connecticut                104     15,863,496.15      2.84      40.28      7.819      601     79.26       357         355        3
Ohio                       122     14,599,746.49      2.62      33.52      7.830      610     82.21       353         350        3
Pennsylvania               116     14,466,335.51      2.59      36.09      8.016      607     80.59       354         351        3
Rhode Island                93     12,660,596.14      2.27      39.08      7.551      612     73.08       349         346        3
North Carolina             122     12,357,850.31      2.22      38.29      8.063      597     81.27       346         343        3
Colorado                    77     11,796,722.17      2.11      40.89      7.575      591     80.38       357         354        3
Texas                      102     11,489,385.96      2.06      38.62      8.132      616     84.74       348         345        3
Minnesota                   72      9,877,059.28      1.77      38.82      8.209      600     79.63       359         356        3
Maryland                    56      9,266,529.00      1.66      38.00      7.924      596     80.92       355         352        3
Washington                  49      8,277,514.00      1.48      39.59      7.220      614     81.89       351         348        3
Maine                       62      7,797,898.54      1.40      36.96      7.865      630     80.07       340         337        3
Arizona                     63      7,037,277.18      1.26      33.49      7.763      628     82.31       344         341        3
New Hampshire               42      6,848,874.11      1.23      42.76      8.071      589     74.52       354         351        3
Indiana                     55      5,436,078.76      0.97      38.03      7.945      622     84.75       360         357        3
Wisconsin                   49      5,141,893.64      0.92      34.39      8.065      611     83.66       359         356        3
Missouri                    45      4,805,247.75      0.86      38.06      8.139      615     83.33       349         346        3
Nevada                      32      4,624,564.25      0.83      36.36      7.839      615     80.40       345         341        3
South Carolina              39      4,118,442.28      0.74      35.93      8.221      588     78.84       344         341        3
Kansas                      30      3,248,094.41      0.58      30.76      7.792      616     85.96       360         357        3
Oregon                      20      3,064,390.36      0.55      35.03      7.050      632     81.96       360         357        3
Kentucky                    28      2,579,103.60      0.46      36.78      8.515      599     80.72       344         341        3
Louisiana                   24      2,368,620.14      0.42      37.57      8.045      626     81.36       356         352        3
Tennessee                   25      2,104,105.90      0.38      28.59      8.253      612     82.64       340         337        3
Alabama                     21      2,075,006.00      0.37      44.25      8.709      573     83.89       331         328        3
Delaware                    16      1,862,940.39      0.33      34.42      7.706      607     79.85       360         357        3
Vermont                     12      1,590,218.85      0.29      36.90      8.031      588     78.27       360         357        3
Idaho                       12      1,461,197.11      0.26      38.51      7.404      609     85.13       328         325        3
Alaska                       6      1,197,421.41      0.21      48.28      7.173      656     82.94       360         357        3
Iowa                        11      1,001,194.40      0.18      43.07      8.174      612     88.23       349         346        3
New Mexico                   8        845,962.45      0.15      35.20      7.860      602     85.86       347         344        3
Utah                         7        831,439.79      0.15      52.81      7.719      626     81.74       360         357        3
Nebraska                     6        585,890.54      0.11      33.14      8.665      637     92.59       360         357        3
Wyoming                      4        467,676.66      0.08      29.99      7.637      627     84.86       360         357        3
Mississippi                  5        420,543.00      0.08      37.95      9.452      566     90.05       360         357        3
Montana                      2        203,465.06      0.04      42.79      7.488      567     85.72       330         327        3
Arkansas                     2        170,070.03      0.03       0.00      8.244      639     75.67       297         294        3
Oklahoma                     2        139,399.29      0.02      40.38      8.671      561     77.23       360         358        2
South Dakota                 1        115,833.25      0.02       0.00      7.100      754     94.95       240         237        3
West Virginia                1         60,468.53      0.01       0.00      7.500      641     80.00       240         237        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,791   $557,887,479.07    100.00%     38.93%     7.784%     603     77.91%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Gross Margin             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                2   $    334,165.28      0.08%      0.00%     5.368%     612     74.38%      360         357        3
2.501 - 3.000               13      2,332,166.75      0.58      39.75      5.618      647     64.22       360         358        2
3.001 - 3.500               84     14,624,019.43      3.64      37.42      6.253      637     69.42       360         357        3
3.501 - 4.000              218     37,045,257.81      9.23      39.27      6.696      621     73.88       360         357        3
4.001 - 4.500              382     61,554,056.29     15.34      39.22      7.199      613     77.43       359         356        3
4.501 - 5.000              482     78,092,670.97     19.46      38.30      7.620      593     79.46       359         356        3
5.001 - 5.500              527     78,490,415.69     19.56      39.35      8.092      585     80.75       360         357        3
5.501 - 6.000              400     56,133,999.94     13.99      39.29      8.455      569     80.72       360         356        3
6.001 - 6.500              261     34,994,113.96      8.72      40.32      8.832      558     79.67       360         356        3
6.501 - 7.000              179     22,440,445.14      5.59      38.35      9.215      554     81.47       359         356        3
7.001 - 7.500               78      9,359,040.30      2.33      42.93      9.714      550     80.35       360         357        3
7.501 - 8.000               43      4,751,122.84      1.18      35.87     10.029      541     72.15       360         357        3
8.001 - 8.500               12      1,112,990.94      0.28      41.24      9.911      548     88.48       351         348        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,681   $401,264,465.34    100.00%     39.14%     7.894%     589     78.69%      359         356        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Initial Cap              Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.000                        2   $    178,062.61      0.04%     34.91%     8.002%     558     86.22%      360         356        4
3.000                    2,679    401,086,402.73     99.96      39.15      7.894      589     78.69       359         356        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,681   $401,264,465.34    100.00%     39.14%     7.894%     589     78.69%      359         356        3
------------------------------------------------------------------------------------------------------------------------------------



Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Periodic Cap             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.000                    2,679   $400,863,753.40     99.90%     39.14%     7.894%     589     78.68%      359         356        3
1.500                        2        400,711.94      0.10      50.96      8.194      593     90.00       360         354        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,681   $401,264,465.34    100.00%     39.14%     7.894%     589     78.69%      359         356        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Maximum Rate             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500             14   $  2,495,007.26      0.62%     38.79%     5.398%     637     72.09%      360         358        2
11.501 - 12.000             65     11,362,265.00      2.83      40.32      5.856      632     73.99       360         357        3
12.001 - 12.500            124     21,969,946.07      5.48      40.19      6.334      614     74.86       360         357        3
12.501 - 13.000            311     53,577,419.62     13.35      39.74      6.814      616     77.12       358         355        3
13.001 - 13.500            388     62,231,665.34     15.51      38.38      7.330      607     79.20       360         357        3
13.501 - 14.000            543     86,121,098.39     21.46      38.49      7.800      589     79.91       359         356        3
14.001 - 14.500            366     53,568,552.03     13.35      39.47      8.300      574     79.67       360         357        3
14.501 - 15.000            423     58,710,236.03     14.63      39.18      8.785      567     79.48       360         357        3
15.001 - 15.500            201     24,603,329.18      6.13      40.82      9.279      561     79.18       360         357        3
15.501 - 16.000            159     17,439,917.12      4.35      37.56      9.748      554     78.81       358         355        3
16.001 - 16.500             42      4,328,825.41      1.08      37.65     10.276      554     77.40       360         356        4
16.501 - 17.000             36      3,814,207.90      0.95      40.34     10.713      535     77.19       360         357        3
17.001 - 17.500              7        888,084.55      0.22      38.55     10.938      528     79.76       360         356        4
17.501 - 18.000              1         54,322.24      0.01      19.92     11.750      624     80.00       360         356        4
18.001 - 18.500              1         99,589.20      0.02      37.07     12.200      516     74.40       360         356        4
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,681   $401,264,465.34    100.00%     39.14%     7.894%     589     78.69%      359         356        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates - (Adjustable Loans Only)


------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                         Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Minimum Rate             Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500               14   $  2,495,007.26      0.62%     38.79%     5.398%     637     72.09%      360         358        2
5.501 - 6.000               66     11,489,248.28      2.86      40.67      5.857      633     74.11       360         357        3
6.001 - 6.500              124     21,969,946.07      5.48      40.19      6.334      614     74.86       360         357        3
6.501 - 7.000              310     53,450,436.34     13.32      39.65      6.816      616     77.10       358         355        3
7.001 - 7.500              389     62,446,688.39     15.56      38.30      7.331      607     79.20       360         357        3
7.501 - 8.000              545     86,724,847.48     21.61      38.60      7.801      589     79.95       359         356        3
8.001 - 8.500              365     53,353,528.98     13.30      39.57      8.303      575     79.67       360         357        3
8.501 - 9.000              424     58,603,392.61     14.60      39.18      8.796      567     79.45       360         357        3
9.001 - 9.500              201     24,603,329.18      6.13      40.82      9.279      561     79.18       360         357        3
9.501 - 10.000             156     16,943,011.45      4.22      36.87      9.772      554     78.68       358         355        3
10.001 - 10.500             43      4,524,396.09      1.13      38.34     10.270      552     77.51       360         356        4
10.501 - 11.000             36      3,814,207.90      0.95      40.34     10.713      535     77.19       360         357        3
11.001 - 11.500              6        692,513.87      0.17      31.28     11.168      534     79.69       360         356        4
11.501 - 12.000              1         54,322.24      0.01      19.92     11.750      624     80.00       360         356        4
12.001 - 12.500              1         99,589.20      0.02      37.07     12.200      516     74.40       360         356        4
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,681   $401,264,465.34    100.00%     39.14%     7.894%     589     78.69%      359         356        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                         Number                     Percent                                   W.A.      W.A.        W.A.
                         of          Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Next Rate                Mortgage    Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Adjustment Date          Loans       Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2003            2   $    178,062.61      0.04%     34.91%     8.002%     558     86.22%      360         356        4
July 1, 2004                 1         90,664.26      0.02       0.00     10.250      517     80.00       360         348       12
August 1, 2004               1        109,279.22      0.03       0.00      9.400      597     61.11       360         349       11
January 1, 2005              8      1,515,574.56      0.38      42.77      7.980      580     82.17       360         354        6
February 1, 2005             2        462,028.35      0.12      49.15      9.470      528     80.00       360         355        5
March 1, 2005              682    102,774,617.34     25.61      39.19      8.235      582     79.86       360         356        4
April 1, 2005            1,060    162,669,926.49     40.54      37.96      7.825      590     78.00       360         357        3
April 2, 2005                1        244,463.66      0.06      43.18      7.900      708     90.00       360         358        2
May 1, 2005                598     91,750,711.99     22.87      40.00      7.647      591     78.04       358         356        2
January 1, 2006              2        382,073.97      0.10      64.78      7.695      607     83.49       360         354        6
March 1, 2006               96     11,339,778.53      2.83      37.35      8.302      577     80.23       360         356        4
April 1, 2006               99     12,722,906.63      3.17      38.65      7.794      592     77.68       360         357        3
May 1, 2006                 81     11,111,832.51      2.77      37.65      7.405      600     81.70       357         355        2
March 1, 2018               10      1,787,681.18      0.45      41.46      7.954      615     82.85       360         356        4
April 1, 2018               23      2,401,411.93      0.60      25.79      7.701      651     75.98       360         357        3
May 1, 2018                 15      1,723,452.11      0.43      32.62      8.023      608     81.14       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,681   $401,264,465.34    100.00%     39.14%     7.894%     589     78.69%      359         356        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                         GROUP 2 MORTGAGE LOANS SUMMARY
                         ------------------------------
--------------------------------------------------------------------------------

Summary                                                                   Total                     Minimum           Maximum
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance                                  $210,984,588.13
Number of Loans                                                                     1,244
Average Original Loan Balance                                                 $170,029.26           $50,000.00        $821,000.00
Average Current Loan Balance                                                  $169,601.76           $39,759.64        $819,894.37
(1) Weighted Average Combined Original LTV                                         77.81%               17.50%            100.00%
(1) Weighted Average Gross Coupon                                                  7.784%               5.100%            12.450%
(1) (2) Weighted Average Gross Margin                                              4.966%               2.450%             9.900%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  27.4                   24                180
(1) Weighted Average Remaining Term to Maturity (months)                            351.7                  176                359
(1) (3) Weighted Average Credit Score                                                 603                  500                795
------------------------------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3)  100.00% of the Mortgage Loans have Credit Scores.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Percent of Cut-Off Date
                                                   Range                                       Principal Balance
                                                   -----                                       -----------------
Product Type                                       Adjustable                                        71.94%
                                                   Fixed                                             28.06%
Fully Amortizing Mortgage Loans                                                                     100.00%
Lien                                               First                                             98.92%
                                                   Second                                             1.08%
Property Type                                      SFR                                               76.46%
                                                   PUD                                               12.67%
                                                   2-4 Family                                         6.75%
                                                   Low Rise Condo                                     2.69%
                                                   Manufactured Housing                               1.06%
                                                   High Rise Condo                                    0.38%
Occupancy Status                                   Owner Occupied                                    93.03%
                                                   Non-Owner Occupied                                 5.62%
                                                   Second Home                                        1.35%
Geographic Distribution                            California                                        17.56%
                                                   Texas                                             17.50%
                                                   Massachusetts                                      9.95%
                                                   New York                                           9.51%
                                                   New Jersey                                         5.42%
                                                   Florida                                            4.85%
Number of States (including DC)                    45
Largest Zip Code Concentration                     01960                                              0.57%
Loans with Prepayment Penalties                                                                      71.21%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Mortgage Coupons    Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500            8       $  1,766,489.99      0.84%     47.80%     5.315%     635     70.17%      360         358        2
5.501 - 6.000           23          5,230,415.83      2.48      37.35      5.856      658     71.04       358         356        2
6.001 - 6.500           78         20,165,765.76      9.56      40.86      6.341      636     76.48       354         352        3
6.501 - 7.000          160         40,648,338.26     19.27      39.70      6.841      627     78.62       358         355        3
7.001 - 7.500          142         27,136,950.81     12.86      37.81      7.318      624     76.35       357         354        3
7.501 - 8.000          231         38,811,594.08     18.40      40.25      7.784      604     77.47       357         354        3
8.001 - 8.500          178         28,383,588.97     13.45      38.10      8.314      589     80.45       354         351        3
8.501 - 9.000          169         22,778,317.16     10.80      38.02      8.800      569     79.01       355         352        3
9.001 - 9.500           81          9,302,994.77      4.41      39.22      9.321      555     79.31       358         355        3
9.501 - 10.000          81          8,668,734.44      4.11      37.20      9.769      556     78.12       339         336        3
10.001 - 10.500         32          2,766,013.45      1.31      37.69     10.326      548     73.09       345         341        3
10.501 - 11.000         31          3,070,318.30      1.46      42.77     10.808      538     78.85       332         329        3
11.001 - 11.500         16          1,348,228.36      0.64      43.27     11.307      538     73.12       314         311        3
11.501 - 12.000         11            707,457.21      0.34      37.39     11.851      540     73.10       331         328        3
12.001 - 12.500          3            199,380.74      0.09      42.54     12.339      534     61.47       324         321        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,244       $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Combined            Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Original LTV        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                1   $     69,934.41      0.03%      0.00%     9.750%     539     17.50%      360         358        2
20.01 - 25.00                2        201,506.03      0.10      23.48      7.527      626     21.56       360         357        3
25.01 - 30.00                3        204,061.75      0.10       0.00      9.737      546     28.92       360         357        3
30.01 - 35.00                3        215,469.53      0.10       0.00      9.163      556     32.21       314         312        2
35.01 - 40.00               11      1,278,869.16      0.61      37.68      7.353      574     37.40       340         337        3
40.01 - 45.00               12      2,919,604.18      1.38      47.55      7.044      616     42.46       356         353        3
45.01 - 50.00               21      4,427,022.03      2.10      39.86      7.628      611     48.10       354         352        3
50.01 - 55.00               26      4,546,313.73      2.15      41.31      7.280      588     52.57       340         337        3
55.01 - 60.00               30      4,381,584.11      2.08      32.71      7.651      587     57.91       352         350        3
60.01 - 65.00               70     12,484,729.87      5.92      40.03      7.718      575     63.06       355         352        3
65.01 - 70.00               99     14,141,490.79      6.70      38.54      7.937      576     68.67       353         350        3
70.01 - 75.00              141     26,831,507.76     12.72      38.88      7.746      590     73.98       355         352        3
75.01 - 80.00              454     72,264,029.60     34.25      39.84      7.894      592     79.68       353         350        3
80.01 - 85.00               89     13,966,277.42      6.62      39.21      7.879      617     84.36       357         354        3
85.01 - 90.00              197     38,607,196.49     18.30      39.20      7.683      633     89.80       359         356        3
90.01 - 95.00               77     13,194,024.90      6.25      38.17      7.715      647     94.77       358         355        3
95.01 - 100.00               8      1,250,966.37      0.59      41.00      8.391      693     99.78       321         318        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,244   $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Cut-Off Date Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                       Number                       Percent                                   W.A.      W.A.        W.A.
                       of        Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                       Mortgage  Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Principal Balance      Loans     Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00         32   $  1,580,357.35      0.75%     33.80%     8.909%     590     61.83%      305         302        3
50,000.01 - 75,000.00      282     17,453,855.07      8.27      36.33      8.635      597     75.47       338         335        3
75,000.01 - 100,000.00     227     19,463,827.56      9.23      39.18      8.565      589     77.72       351         348        3
100,000.01 - 125,000.00    159     17,634,564.68      8.36      37.77      8.050      601     81.29       351         348        3
125,000.01 - 150,000.00    107     14,524,121.78      6.88      38.44      7.963      594     78.53       352         349        3
150,000.01 - 175,000.00     62     10,024,351.35      4.75      39.62      7.945      588     78.35       360         357        3
175,000.01 - 200,000.00     46      8,702,615.97      4.12      38.17      7.976      583     76.41       348         346        3
200,000.01 - 225,000.00     25      5,294,921.73      2.51      42.68      7.759      595     79.05       360         357        3
225,000.01 - 250,000.00     22      5,235,731.88      2.48      36.71      8.392      600     82.24       360         357        3
250,000.01 - 275,000.00     20      5,183,110.60      2.46      41.40      7.363      621     79.41       360         357        3
275,000.01 - 300,000.00     11      3,126,310.33      1.48      45.04      7.471      610     77.69       360         357        3
300,000.01 - 325,000.00     11      3,534,344.52      1.68       0.00      7.754      579     71.12       349         346        3
325,000.01 - 350,000.00     51     17,235,215.66      8.17      39.23      7.653      598     78.59       360         357        3
350,000.01 - 375,000.00     36     13,055,676.47      6.19      37.43      7.341      604     78.76       360         357        3
375,000.01 - 400,000.00     44     17,146,583.53      8.13      40.51      7.331      625     79.67       356         353        3
400,000.01 - 425,000.00     27     11,117,987.81      5.27      41.70      7.439      616     82.70       360         357        3
425,000.01 - 450,000.00     25     10,955,527.26      5.19      34.07      7.180      631     77.73       360         357        3
450,000.01 - 475,000.00      9      4,158,770.87      1.97      52.86      7.546      615     83.92       360         357        3
475,000.01 - 500,000.00     29     14,195,081.78      6.73      42.69      7.272      610     73.00       360         357        3
525,000.01 - 550,000.00      3      1,625,413.82      0.77      33.60      7.336      601     79.06       360         356        4
550,000.01 - 575,000.00      7      3,931,376.40      1.86      38.03      7.085      595     76.88       360         357        3
575,000.01 - 600,000.00      3      1,771,929.47      0.84       0.00      7.516      638     81.19       360         357        3
600,000.01 - 625,000.00      2      1,227,254.76      0.58      47.98      6.437      632     55.85       360         357        3
625,000.01 - 650,000.00      1        648,454.41      0.31       0.00      7.200      646     50.00       360         357        3
650,000.01 - 675,000.00      1        651,184.71      0.31       0.00      6.400      603     53.31       360         357        3
675,000.01 - 700,000.00      1        686,123.99      0.33       0.00      6.500      602     80.00       360         357        3
800,000.01 - 825,000.00      1        819,894.37      0.39       0.00      7.999      626     48.29       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,244   $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Original Term       Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
to Maturity         Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
180                     48       $  3,937,316.67      1.87%     33.70%     8.237%     619     71.47%      180         177        3
240                     37          3,443,709.81      1.63      40.21      9.461      607     76.30       240         237        3
360                  1,159        203,603,561.65     96.50      39.43      7.747      603     77.96       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,244       $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Remaining Term      Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
to Maturity         Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
176 - 180               48       $  3,937,316.67      1.87%     33.70%     8.237%     619     71.47%      180         177        3
236 - 240               37          3,443,709.81      1.63      40.21      9.461      607     76.30       240         237        3
351 - 355                7          1,694,589.33      0.80      42.93      7.661      600     82.05       360         354        6
356 - 360            1,152        201,908,972.32     95.70      39.35      7.748      603     77.93       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,244       $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Credit Score        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
751 - 800                   21   $  4,792,905.70      2.27%     32.22%     7.093%     768     84.44%      355         353        3
701 - 750                   57     11,036,351.66      5.23      38.88      7.145      718     83.67       348         345        3
651 - 700                  170     30,429,747.37     14.42      39.95      7.245      669     80.43       353         350        3
601 - 650                  345     63,991,938.27     30.33      39.19      7.345      624     79.24       356         353        3
551 - 600                  301     49,349,144.80     23.39      39.50      7.984      577     75.93       353         350        3
501 - 550                  343     50,125,670.49     23.76      39.17      8.668      525     74.40       357         354        3
451 - 500                    7      1,258,829.84      0.60      49.61      8.336      500     75.08       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,244   $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Credit Grade

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Credit Grade        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
AA+                        111   $ 21,363,285.00     10.13%     41.33%     7.259%     705     85.32%      354         351        3
AA                         637    115,101,229.16     54.55      39.67      7.503      612     77.95       354         351        3
A                          279     46,930,316.06     22.24      37.46      8.026      571     77.25       355         352        3
B                          161     20,966,017.16      9.94      39.96      8.671      549     74.32       357         354        3
C                           40      4,828,679.47      2.29      39.44      9.528      532     68.33       360         357        3
CC                          16      1,795,061.28      0.85      39.68     10.701      533     60.50       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,244   $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

------------------------------------------------------------------------------------------------------------------------------------
                        Number                      Percent                                   W.A.      W.A.        W.A.
                        of           Aggregate      of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                        Mortgage     Principal      Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Property Type           Loans        Balance        Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SFR - Detached             946   $160,437,119.78     76.04%     39.17%     7.772%     602     77.16%      355         352        3
PUD - Detached             146     26,602,666.52     12.61      38.74      7.682      603     79.61       355         352        3
2-4 Family - Detached       73     13,757,877.62      6.52      41.93      7.819      619     79.10       355         352        3
Low Rise Condo - Attached   39      5,677,892.13      2.69      36.76      8.186      606     82.35       353         350        3
MF Housing - Detached       24      2,230,193.10      1.06      43.41      8.116      629     82.34       345         343        3
SFR - Attached               6        879,256.85      0.42      34.02      8.658      566     77.19       360         357        3
High Rise Condo-Attached     7        794,568.76      0.38      47.42      8.585      613     83.61       360         357        3
2-4 Family - Attached        1        479,233.82      0.23      50.38      7.150      584     80.00       360         358        2
PUD - Attached               2        125,779.55      0.06      31.49      8.010      605     62.65       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,244   $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Occupancy Status    Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied      1,123        $196,287,850.89     93.03%     39.42%     7.768%     599     77.86%      355         352        3
Non-Owner Occupied    107          11,847,999.40      5.62      38.08      8.159      659     79.17       353         350        3
Second Home            14           2,848,737.84      1.35      36.19      7.332      660     68.92       357         354        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,244        $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Documentation       Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation     791       $125,370,151.03     59.42%     40.44%     7.688%     597     78.66%      355         352        3
Stated Income
  Documentation        433         80,673,982.04     38.24      37.14      7.943      610     76.84       353         351        3
Lite Documentation      12          3,467,044.27      1.64      50.92      7.703      615     71.42       357         354        3
No Documentation         8          1,473,410.79      0.70       0.00      7.482      710     73.38       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,244       $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Loan Purpose        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi              898        $154,090,277.53     73.03%     39.51%     7.809%     594     75.61%      354         351        3
Purchase              277          45,482,635.43     21.56      38.11      7.705      636     85.47       358         355        3
R/T Refi               69          11,411,675.17      5.41      40.05      7.764      597     77.01       354         351        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,244        $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Product Type        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM              778        $138,003,810.83     65.41%     38.86%     7.782%     594     79.17%      360         357        3
30 Year Fixed         289          52,038,204.94     24.66      40.98      7.629      630     75.15       360         357        3
3/27 ARM               73          11,134,460.69      5.28      40.13      7.840      589     76.31       360         357        3
15 Year Fixed          44           3,718,533.55      1.76      33.82      8.253      620     71.70       180         177        3
20 Year Fixed          37           3,443,709.81      1.63      40.21      9.461      607     76.30       240         237        3
15/15 ARM              19           2,427,085.19      1.15      33.99      7.858      627     77.21       360         357        3
2/13 ARM                4             218,783.12      0.10      32.32      7.953      607     67.52       180         177        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,244        $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Amortization

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Amortization        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing         1,244   $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,244   $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Lien Position       Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1                    1,215       $208,698,231.13     98.92%     39.29%     7.754%     604     77.84%      356         353        3
2                       29          2,286,357.00      1.08      40.75     10.575      590     75.02       230         228        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,244       $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------



Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Prepayment          Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Penalty Term        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 0                    398        $ 60,740,559.58     28.79%     39.47%     8.017%     598     76.07%      350         347        3
12                     31           9,184,714.19      4.35      34.65      7.573      627     71.68       345         342        3
24                    568         101,990,344.50     48.34      38.66      7.715      598     79.92       359         356        3
30                      3             699,394.06      0.33      42.70      8.058      673     77.83       360         357        3
36                    243          38,314,711.85     18.16      41.48      7.645      619     76.47       352         349        3
48                      1              54,863.95      0.03       0.00      7.000      659     61.11       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,244        $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Geographic          Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Distribution        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California             121       $ 37,047,601.85     17.56%     41.86%     7.231%     611     79.32%      357         354        3
Texas                  306         36,923,731.97     17.50      39.30      8.179      595     76.47       350         347        3
Massachusetts           75         20,990,076.26      9.95      36.09      7.566      603     74.63       356         353        3
New York                68         20,055,624.72      9.51      39.15      7.645      611     73.63       345         342        3
New Jersey              48         11,432,071.38      5.42      41.73      7.557      597     73.19       360         357        3
Florida                 97         10,234,211.12      4.85      36.75      8.218      596     77.82       354         351        3
Virginia                39          9,012,804.29      4.27      37.05      7.881      610     82.63       356         353        3
Georgia                 52          7,304,433.53      3.46      36.53      7.873      639     80.89       360         358        2
Michigan                68          6,836,305.55      3.24      34.64      8.295      592     79.32       358         355        3
Ohio                    52          5,241,210.93      2.48      37.40      7.998      590     81.22       358         355        3
Connecticut             22          4,073,748.78      1.93      39.28      7.999      588     75.29       357         354        3
Maryland                18          3,882,803.84      1.84      39.85      7.691      611     80.76       358         355        3
Colorado                19          3,781,796.63      1.79      46.35      7.154      605     76.66       360         357        3
Pennsylvania            32          3,589,808.68      1.70      39.20      8.303      591     81.49       358         355        3
Arizona                 15          2,780,558.43      1.32      35.28      7.596      622     86.01       360         357        3
Illinois                13          2,605,755.39      1.24      45.73      8.013      627     84.27       360         357        3
Rhode Island            13          2,577,925.88      1.22      35.14      8.115      571     72.64       360         357        3
Washington              10          2,076,068.98      0.98      34.97      6.845      596     83.06       360         357        3
Indiana                 25          2,075,503.57      0.98      37.65      8.190      603     83.14       360         357        3
Nevada                  11          1,852,426.91      0.88      38.86      7.495      649     79.37       356         353        3
Maine                   15          1,464,732.75      0.69      33.67      7.364      610     77.75       334         331        3
New Hampshire            7          1,442,481.35      0.68      43.85      7.100      598     76.75       360         357        3
South Carolina          13          1,274,449.74      0.60      42.13      8.304      581     80.97       350         347        3
North Carolina           6          1,250,342.43      0.59      42.70      8.257      628     77.62       360         357        3
Wisconsin                9          1,204,735.13      0.57      36.10      8.710      589     82.89       360         357        3
Oregon                   7          1,175,464.20      0.56      37.74      7.254      590     84.54       360         357        3
Missouri                15          1,144,422.58      0.54      41.31      8.705      600     84.28       353         350        3
Kansas                   6          1,047,976.22      0.50      41.07      7.659      603     80.72       360         357        3
Kentucky                 9            899,562.00      0.43      38.05      8.467      571     79.37       360         357        3
Tennessee               10            716,442.85      0.34      33.44      9.257      575     81.37       324         321        3
Utah                     4            615,255.11      0.29      49.85      7.029      632     76.34       344         342        2
Louisiana                6            598,432.92      0.28      38.71      8.918      599     81.52       360         357        3
Delaware                 2            568,367.99      0.27      35.07      7.546      614     65.09       360         356        4
Alabama                  5            457,732.84      0.22      37.51      8.739      577     76.69       347         344        3
Oklahoma                 4            358,062.64      0.17      42.97      9.112      557     87.57       360         356        4
Minnesota                1            343,157.53      0.16      39.93      8.500      541     80.00       360         356        4
Arkansas                 2            331,327.92      0.16      184.31     8.555      612     88.66       360         357        3
New Mexico               3            329,899.91      0.16      44.12      8.978      572     91.85       360         358        2
Mississippi              4            318,702.75      0.15      43.49      9.831      548     73.48       326         323        3
Iowa                     5            295,961.40      0.14      42.54      9.180      529     85.04       360         357        3
Vermont                  3            243,593.01      0.12      39.64      8.287      537     73.46       360         357        3
Alaska                   1            211,252.69      0.10      41.00      8.690      589     90.00       360         358        2
Hawaii                   1            167,067.59      0.08       0.00      8.100      642     90.00       360         357        3
Idaho                    1             82,434.48      0.04       0.00      7.150      584     68.83       360         358        2
Nebraska                 1             68,261.41      0.03      20.70      8.000      645     95.00       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,244       $210,984,588.13    100.00%     39.30%     7.784%     603     77.81%      355         352        3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Gross Margin        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500         1          $     56,757.41      0.04%      0.00%     5.500%     659     67.06%      360         357        3
2.501 - 3.000         7             1,743,766.00      1.15      46.92      5.739      658     59.65       355         353        2
3.001 - 3.500        25             3,687,056.60      2.43      42.39      6.402      651     75.07       360         357        3
3.501 - 4.000        91            20,844,032.71     13.73      38.56      6.697      634     76.63       360         357        3
4.001 - 4.500       125            28,959,420.02     19.08      37.14      7.075      610     77.03       360         357        3
4.501 - 5.000       172            33,122,639.63     21.82      40.34      7.692      604     81.13       360         357        3
5.001 - 5.500       163            25,510,928.22     16.81      38.19      8.199      576     80.71       360         357        3
5.501 - 6.000       115            15,792,542.50     10.40      37.10      8.666      558     79.53       360         357        3
6.001 - 6.500        74            10,479,762.56      6.90      36.76      8.798      555     80.42       360         357        3
6.501 - 7.000        54             6,175,237.64      4.07      42.36      9.058      556     81.88       358         355        3
7.001 - 7.500        19             2,407,048.45      1.59      42.22      9.515      541     81.66       360         357        3
7.501 - 8.000        20             2,085,578.15      1.37      41.35     10.527      541     76.72       360         357        3
8.001 - 8.500         2               429,648.40      0.28       0.00     10.222      515     68.83       360         357        3
8.501 - 9.000         4               376,827.10      0.25      44.76     11.061      537     57.51       360         357        3
9.501 - 10.000        2               112,894.44      0.07       0.00     11.711      546     51.56       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              874          $151,784,139.83    100.00%     38.83%     7.788%     594     78.91%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Initial Cap         Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
3.000               874          $151,784,139.83    100.00%     38.83%     7.788%     594     78.91%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              874          $151,784,139.83    100.00%     38.83%     7.788%     594     78.91%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------



Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Periodic Cap        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.000               873          $151,729,926.40     99.96%     38.83%     7.788%     594     78.91%      360         357        3
1.500                 1                54,213.43      0.04      33.58      8.875      521     80.00       360         354        6
------------------------------------------------------------------------------------------------------------------------------------
Total:              874          $151,784,139.83    100.00%     38.83%     7.788%     594     78.91%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Maximum Rate        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500       8          $  1,766,489.99      1.16%     47.80%     5.315%     635     70.17%      360         358        2
11.501 - 12.000      17             3,529,700.05      2.33      36.21      5.854      649     76.78       360         358        2
12.001 - 12.500      49            13,000,823.37      8.57      40.51      6.367      618     76.72       360         357        3
12.501 - 13.000     111            27,975,267.30     18.43      38.11      6.842      620     79.90       359         357        3
13.001 - 13.500     107            20,001,907.23     13.18      37.77      7.333      614     78.13       360         357        3
13.501 - 14.000     161            28,383,487.08     18.70      39.21      7.773      590     77.57       360         357        3
14.001 - 14.500     123            19,167,257.49     12.63      37.33      8.300      584     82.14       359         357        3
14.501 - 15.000     133            19,215,353.47     12.66      39.04      8.751      571     80.35       360         357        3
15.001 - 15.500      65             8,136,640.76      5.36      40.70      9.262      545     79.71       360         357        3
15.501 - 16.000      53             6,149,084.19      4.05      36.19      9.739      545     78.78       358         355        3
16.001 - 16.500      19             1,732,319.36      1.14      43.37     10.350      537     71.61       360         357        3
16.501 - 17.000      16             1,833,410.83      1.21      40.33     10.796      533     80.03       360         357        3
17.001 - 17.500       6               499,527.75      0.33      40.30     11.292      528     74.12       360         357        3
17.501 - 18.000       4               253,374.71      0.17      35.09     11.770      526     70.94       360         356        4
18.001 - 18.500       2               139,496.25      0.09      42.54     12.313      532     56.69       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              874          $151,784,139.83    100.00%     38.83%     7.788%     594     78.91%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
                    Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Minimum Rate        Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500         8          $  1,766,489.99      1.16%     47.80%     5.315%     635     70.17%      360         358        2
5.501 - 6.000        17             3,529,700.05      2.33      36.21      5.854      649     76.78       360         358        2
6.001 - 6.500        49            13,000,823.37      8.57      40.51      6.367      618     76.72       360         357        3
6.501 - 7.000       111            27,975,267.30     18.43      38.11      6.842      620     79.90       359         357        3
7.001 - 7.500       107            20,001,907.23     13.18      37.77      7.333      614     78.13       360         357        3
7.501 - 8.000       163            29,216,579.73     19.25      39.58      7.778      592     78.01       360         357        3
8.001 - 8.500       124            19,565,700.52     12.89      38.10      8.299      583     82.10       359         356        3
8.501 - 9.000       132            18,436,474.25     12.15      38.12      8.788      566     79.78       360         357        3
9.001 - 9.500        64             7,738,197.73      5.10      39.14      9.314      546     79.69       360         357        3
9.501 - 10.000       52             6,094,870.76      4.02      36.25      9.747      545     78.77       358         355        3
10.001 - 10.500      19             1,732,319.36      1.14      43.37     10.350      537     71.61       360         357        3
10.501 - 11.000      16             1,833,410.83      1.21      40.33     10.796      533     80.03       360         357        3
11.001 - 11.500       6               499,527.75      0.33      40.30     11.292      528     74.12       360         357        3
11.501 - 12.000       4               253,374.71      0.17      35.09     11.770      526     70.94       360         356        4
12.001 - 12.500       2               139,496.25      0.09      42.54     12.313      532     56.69       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
Total:              874          $151,784,139.83    100.00%     38.83%     7.788%     594     78.91%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation               [Banc of America Securities Logo]
Asset-Backed Certificates, Series 2003-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                    Number                          Percent                                   W.A.      W.A.        W.A.
                    of           Aggregate          of Loans by            W.A.      W.A.     Combined  Original    Remaining   W.A.
Next Rate           Mortgage     Principal          Principal    W.A.      Gross     Credit   Original  Term to     Term to     Loan
Adjustment Date     Loans        Balance            Balance      DTI       Coupon    Score    LTV       Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
January 1, 2005       6          $  1,644,729.17      1.08%     43.04%     7.594%     603     82.84%      360         354        6
March 1, 2005       196            34,750,586.68     22.89      38.70      8.092      582     79.91       360         356        4
April 1, 2005       302            55,144,921.68     36.33      39.14      7.735      604     78.59       360         357        3
May 1, 2005         277            46,414,598.69     30.58      38.62      7.621      590     79.14       360         358        2
June 1, 2005          1               267,757.73      0.18       0.00      6.500      524     73.83       360         359        1
March 1, 2006        19             2,444,254.29      1.61      36.18      8.552      554     78.90       360         356        4
April 1, 2006        30             5,067,564.53      3.34      42.63      7.745      590     73.38       360         357        3
May 1, 2006          24             3,622,641.87      2.39      42.41      7.493      611     78.66       360         358        2
March 1, 2018         3               518,724.71      0.34      30.83      7.470      655     65.67       360         356        4
April 1, 2018         6               392,965.75      0.26      39.92      9.246      610     82.26       360         357        3
May 1, 2018          10             1,515,394.73      1.00      34.87      7.631      622     79.85       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:              874          $151,784,139.83    100.00%     38.83%     7.788%     594     78.91%      360         357        3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       56